                                                                   EXHIBIT 10.35

                            BASIC LEASE INFORMATION
                            -----------------------
Lease Date:           November 14, 1996

Tenant:               AMTECH CORPORATION

Tenant's Address:     17304 Preston Road, EIOO
                      Dallas, Texas 75252-5613

Contact:              Steve York                                Telephone: (972) 733-6600
Landlord:             Rosemeade Office Development, L.P.

Landiord's Address:   2200 Ross Avenue, Suite 3700
                      Dallas, Texas

Contact:              Jim Wells                                 Telephone: (214) 979-6100

Premises:             Suite No. 300 in the office building (the "BUILDING") to
                                                                 --------
                      be located on the land described on Exhibit A-I and whose
                                                          -----------
                      street address is 19111 Dallas North Tollway, Dallas,
                      Texas (the "LAND"). The Premises are outlined on the plan
                                  ----
                      attached to the Lease as Exhibit A-2.
                                               -----------
Term:                 120 months, commencing on the earlier to occur of (i) the
                      date on which Tenant occupies and begins conducting
                      business in the Premises or (ii) November 12, 1997 (the
                      "COMMENCEMENT DATE"), and ending at 5:00 p.m. on November
                      -------------------
                      30, 2007. The Term is subject to adjustment and earlier
                      termination as provided in the Lease.

Basic Rental:         Basic Rental shall be the following amounts for the
                      following periods of time:

                      --------------------------------------------------------------------
                                         ANNUAL BASIC RENTAL RATE
                         TIME PERIOD     PER RENTABLE SQUARE FOOT    MONTHLY BASIC RENTAL
                      --------------------------------------------------------------------
                       Months 1-60               $17.57                   $76,193.77
                      --------------------------------------------------------------------
                       Months 61-120             $19.33                   $83,826.16
                      --------------------------------------------------------------------

                      If the Commencement Date is not the first day of a calendar month, the first 60 months of the Term shall include the partial month at the beginning of the Term plus the first 60 full calendar months of the Term.

Security Deposit:     None.

Rent:                 Basic Rental, Tenant's Proportionate Share of Electrical
                      Costs, Tenant's share of Excess, and all other sums that Tenant may owe to Landlord under the Lease.

Permitted Use:        General office use and uses incidental thereto, as well as other uses expressly permitted under this Lease.

Tenant's Proportionate Share:

                      34.5976%, which is the percentage obtained by dividing (a) the 52,039 rentable square feet in the Premises
                      (determined as hereinafter provided), by (b) the 150,412 of rentable square feet in the Building (determined as hereinafter provided). The size of the Premises is subject to adjustment as provided in the Lease. If the size of the Premises or the Building changes, then Tenant's
                      Proportionate Share shall adjust accordingly.

Expense Stop:         $4.16 per rentable square foot.

Initial Liability Insurance Amount:
                      $5,000,000.

Allowance:            $28.50 per rentable square foot


The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:                           ROSEMEADE OFFICE DEVELOPMENT, L.P., a Texas
                                    limited partnership

                                    By:  Crow Family, Inc., a Texas corporation,
                                         its general partner



                                          By: /s/ ANTHONY W. DONA
                                             -----------------------------------
                                          Name:   Anthony W. Dona
                                               ---------------------------------
                                          Title:  Vice President
                                                --------------------------------

TENANT:                             AMTECH CORPORATION, a Texas corporation


                                    By: /s/ STEVE M. YORK
                                       -----------------------------------------
                                    Name:   Steve M. York
                                         ---------------------------------------
                                    Title:  Chief Financial Officer
                                          --------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                            Page No.
                                                            -------
1.   DEFINITIONS AND BASIC PROVISIONS..........................  1
2.   LEASE GRANT...............................................  1
3.   TERM......................................................  1
     (a)        Commencement Date..............................  1
     (b)        Basic Rental Abatement; Termination Right......  1
     (c)        Acceptance.....................................  1
4.   RENT......................................................  2
     (a)        Payment........................................  2
     (b)        Consumer Price Index Increases to Basic Rental.  2
     (c)        Electrical Costs...............................  2
     (d)        Annual Cost Statement..........................  2
     (e)        Adjustments to Electrical Costs................  2
     (f)        Tenant's Audit Rights..........................  2
5.   DELINQUENT PAYMENT; HANDLING CHARGES......................  3
6.   SECURITY DEPOSIT..........................................  3
7.   LANDLORD'S OBLIGATIONS....................................  3
     (a)        Services.......................................  3
     (b)        Excess Utility Use.............................  3
     (c)        Discontinuance.................................  4
     (d)        Restoration of Services; Abatement.............  4
8.   IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE...........  4
     (a)        Improvements; Alterations......................  4
     (b)        Repairs; Maintenance...........................  5
     (c)        Performance of Work............................  5
     (d)        Mechanic's Liens...............................  5
9.   USE.......................................................  5
10.  ASSIGNMENT AND SUBLETTING.................................  5
     (a)        Transfers; Consent.............................  5
     (b)        Cancellation...................................  6
     (c)        Additional Compensation........................  6
11.  INSURANCE; WAIVERS; SUBROGATION; INDEMNITY................  7
     (a)        Insurance......................................  7
     (b)        Waiver of Negligence Claims; No Subrogation....  7
     (c)        Indemnity......................................  7
     (d)        Landlord's Insurance...........................  7
12.  SUBORDINATION ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE..  7
     (a)        Subordination..................................  7
     (b)        Attorriment....................................  8
     (c)        Notice to Landlord's Mortgagee.................  8
13.  RULES AND REGULATIONS.....................................  8
14.  CONDEMNATION..............................................  8
     (a)        Taking - Landlord's and Tenant's Rights........  8
     (b)        Taking - Landiord's Rights.....................  8
     (c)        Award..........................................  8
     (d)        Restoration....................................  8
15.  FIRE OR OTHER CASUALTY....................................  8
     (a)        Repair Estimate................................  8
     (b)        Landlord's and Tenant's Rights.................  8
     (c)        Landlord's Rights..............................  8
     (d)        Repair Obligation..............................  9
16.  TAXES.....................................................  9
17.  EVENTS OF DEFAULT.........................................  9
18.  REMEDIES..................................................  9
19.  PAYMENT BY TENANT; NON-WAIVER............................. 10
     (a)        Payment by Tenant.............................. 10
     (b)        No Waiver...................................... 10
20.  LANDLORD'S LIEN........................................... 10
21.  SURRENDER OF PREMISES..................................... 10
22.  HOLDING OVER.............................................. 10
23.  CERTAIN RIGHTS RESERVED BY LANDLORD....................... 10
24.  SUBSTITUTION SPACE........................................ 11
25   MISCELLANEOUS............................................. 11
     (a)        Landlord Transfer.............................. 11
     (b)        Landlord's Liability........................... 11
     (c)        Force Majeure.................................. 11
     (d)        Brokerage...................................... 11
     (e)        Estoppel Certificates; Financial Information... 11
     (f)        Notiices....................................... 11
     (g)        Separability................................... 11
     (h)        Amendments; and Binding Effect................. 11

     (i)        Quiet Enjoyment................................ 11
     (j)        Joint and Several Liability.................... 12
     (k)        Captions; Interpretation....................... 12
     (1)        No Merger...................................... 12
     (m)        No Offer....................................... 12
     (n)        Exhibits....................................... 12
     (o)        Entire Agreement............................... 12
     (p)        Attorney's Fees................................. 12
26.  SPECIAL PROVISIONS........................................ 12
     (a)        Signage........................................ 12
     (b)        Rooftop Equipment.............................. 13
     (c)        City of Dallas Negotiations.................... 13
     (d)        Reader Testing................................. 13
     (e)        Janitorial Services............................ 13
     (f)        Security System................................ 14
     (g)        Hazardous Materials............................ 14
     (h)        Confidentiality................................ 14
     (i)        Generator...................................... 14

                             LIST OF DEFINED TERMS
                             ---------------------

                                                                   Page No.
                                                                   --------
Abatement Date......................................................   1
Abatement Period....................................................   1
Acceptable Contractor............................................... D-1
Acceptance Notice................................................... H-1
Active Lease Negotiations........................................... F-1
affiliate...........................................................   1
Allowance........................................................... D-5
Annual Cost Statement...............................................   2
Approved Equipment..................................................   3
Approved Space Plans................................................ D-2
Arbitrator.......................................................... 1-1
Available Space..................................................... F-1
Available Space Exercise Notice..................................... F-1
Basic Cost.......................................................... C-1
Basic Lease Information.............................................   1
Basic Rental........................................................   i
Bid Cost............................................................ D-3
BOMA Method.........................................................   1
Building............................................................   i
Building Signs......................................................  12
Building Specifications............................................. D-3
Building Standard Condition......................................... D-1
business day........................................................   1
Casualty............................................................   8
Commencement Date...................................................   i
Comparable Buildings................................................   3
Construction Loan................................................... J-1
Contractor.......................................................... D-1
Controllable Basic Costs............................................ C-4
Damage Notice.......................................................   8
Defect.............................................................. D-4
Designation Notice.................................................. F-1
Desired Space....................................................... F-1
Disabilities Acts...................................................   5
Electrical Costs....................................................   2
Eligible Available Space............................................ F-1
Encumbered Space.................................................... F-1
Event of Default....................................................   9
Excess.............................................................. C-1
Exercise Notice..................................................... I-1
Expense Stop........................................................ C-1
Extension Notice.................................................... G-1
Force Majeure Delay Days............................................   1
GAAP................................................................   7
Generator...........................................................  14
holiday.............................................................   3
HVAC................................................................   3
including...........................................................   1
Initial Liability Insurance Amount..................................   7
Land................................................................   i
Land Acquisition.................................................... J-1
Landlord............................................................   1
Landlord's Assessment............................................... I-1
Landlord's Construction Manager..................................... D-1
Landlord's Mortgagee................................................   7
Law.................................................................   1
Laws................................................................   1
Lease...............................................................   1
Lease Date..........................................................   1
Legal Requirements..................................................  13
Letter of Intent.................................................... F-1
Lobby Signs.........................................................  12
Loss................................................................   7
Major Fixtures...................................................... D-5
Marketable Condition................................................ F-1
Minimum Tangible Net Worth..........................................   6
Minimum Working Capital.............................................   6
Monument Sign.......................................................  12
Mortgage............................................................   7
Moving Costs........................................................ D-5
normal business hours...............................................   3
Objection Notice.................................................... 1-1
Offer Notice........................................................ H-1
Parking Lot......................................................... E-1
Partial Floor.......................................................   1
Permitted Expenses.................................................. D-5
Permitted Transfer..................................................   6
Permitted Transferee................................................   6
Permitted Use.......................................................   i
Pre-Occupancy Period................................................ D-5
Preliminary Plans................................................... D-2
Premises............................................................   i
Prevailing Market Conditions........................................ 1-1
Primary Lease.......................................................   7
Refusal Space....................................................... H-1
Relocatable Portion.................................................  11
Rent................................................................   i
Request Notice...................................................... F-1
Rooftop Equipment...................................................  13
Security Deposit....................................................   i
Selected Available Space............................................ F-1
Sign Conditions.....................................................  12
Sign Requirements...................................................  12
SNDA................................................................   7
Substantially Completed Condition................................... D-4
Taking..............................................................   8
Tangible Net Worth..................................................   7
Taxes............................................................... C-1
Tenant..............................................................   1
Tenant Delay Days................................................... D-5
Tenant Monument Sign................................................  12
Tenant Party........................................................   1
Tenant's Architect.................................................. D-1
Tenant's Assessment................................................. I-1
Tenant's Business...................................................  10
Tenant's Consultant................................................. D-1
Tenant's Property...................................................   4
Tenant's Proportionate Share........................................   i
Term................................................................   i
Termination Date....................................................   1
Termination Notice..................................................   1
Third Party Offer................................................... H-1
Total Construction Costs............................................ D-1
Transfer............................................................   5
without profit or mark-up...........................................   1
Work................................................................ D-1
Work Termination Date............................................... J-1
Working Capital.....................................................   7
Working Drawings.................................................... D-2

                                     LEASE

     THIS LEASE AGREEMENT (this "LEASE ") is entered into as of November 14,
                                 -----
1996, between ROSEMEADE OFFICE DEVELOPMENT, L.P., a Texas limited partnership ("LANDLORD"), and AMTECH CORPORATION, a Texas corporation ("TENANT").
  --------                                                  ------

     1.   DEFINITIONS AND BASIC PROVISIONS.  The definitions and basic
          --------------------------------
provisions set forth in the Basic Lease Information (the "BASIC LEASE
                                                          -----------
INFORMATION") executed by Landlord and Tenant contemporaneously herewith are
-----------
incorporated herein by reference for all purposes. The following terms shall have the following meanings: "LAWS" means all federal, state, and local laws,
                              ----
rules and regulations, all court orders, all governmental directives and governmental orders, and all restrictive covenants affecting the Property, and "LAW" means any of the foregoing; "AFFILIATE" means any person or entity which,
 ---                               ---------
directly or indirectly, controls, is controlled by, or is under common control with the party in question; "TENANT PARTY" shall include Tenant, any assignees
                             ------------
claiming by, through, or under Tenant, any subtenants claiming by, through, or under Tenant, and any agents, contractors, employees, and invitees of the foregoing parties; "BUSINESS DAY" means Monday through Friday, other than
                    ------------
holidays (defined below); and "INCLUDING" means including, without limitation.
                               ---------
The use of the phrase "WITHOUT PROFIT OR MARK-UP" shall not preclude Landlord
                       -------------------------
from charging a reasonable administrative charge in connection with the matter in question and such an administrative charge shall constitute part of the actual costs for such matter.

     2.   LEASE GRANT. Subject to the terms of this Lease, Landlord leases to
          -----------
Tenant, and Tenant leases from Landlord, the Premises. Tenant may in its discretion increase the size of the Premises by up to 7,805 rentable square feet by delivering to Landlord written notice thereof by January 2, 1997, provided that if Tenant leases more than one full floor, there shall exist only one floor on which Tenant is not leasing the entire rentable area thereof, and the Premises shall consist of one contiguous block of space (which contiguous block of space may be located on more than one floor). Any such additional space shall be leased to Tenant on the terms and conditions of this Lease. Additionally, if Tenant leases some, but not all, of the rentable area of a floor (a "PARTIAL
                                                                     -------
FLOOR"), then the portion of such floor which is not leased by Tenant must be
-----
contiguous space whose size, configuration, elevator access and window exposure is commercially reasonable and marketable in Landiord's reasonable discretion, and must not fail to comply with Law because of its separation from the Premises; otherwise, Tenant shall not have the right to lease space on such Partial Floor. Upon fmat determination of the Premises, Landlord and Tenant shall initial a revised Exhibit A-2 and attach it hereto. The number of rentable
                        -----------
square feet in the Building and in the Premises and the conversion factors for converting the usable square footage to rentable square footage on single-tenant and multi-tenant floors shall be calculated in accordance with the standard method of measurement currently published by the Building Owner's and Manager's Association for office buildings (the "BOMA METHOD"). At any time before
                                       -----------
December 31, 1997, either party may request that the Building be remeasured, in which case, the Building shall be remeasured by an architect or engineer reasonably acceptable to each of the parties hereto, at the requesting party's expense. If after such measurement it is finally determined that the rentable area of the Premises or the Building is incorrect, then Landlord and Tenant shall execute an amendment to this Lease revising the number of rentable square feet set forth herein for the Premises or the Building, as applicable, and Landlord's and Tenant's obligations hereunder shall be adjusted accordingly. If neither party requests that the Premises or the Building be remeasured by December 31, 1997, then the measurement of the Building and the Premises as of the date hereof shall be binding on Landlord and Tenant.

     3.   TERM.
          ----

          (a)    COMMENCEMENT DATE.  If the Commencement Date does not occur in
                 -----------------
November and is not the FIRST day of a calendar month, then the Tenn shall be extended by the time between the Commencement Date and the first day of the next month. If this Lease is executed before the Premises become available and ready for occupancy by Tenant and Landlord is unable to tender possession of the Premises to Tenant in a Substantially Completed Condition (defined in Exhibit D)
                                                                      ---------
before the Commencement Date, then, subject to Section 3.(b), (1) Tenant's obligation to pay Basic Rental, Excess, and Electrical Costs hereunder shall be waived until the date the Premises would have been in a Substantially Completed Condition but for Tenant Delay Days (which date will be the Commencement Date, unless Tenant has previously begun conducting business in the Premises), (2) the Term shall be extended as herein provided, (3) Landlord shall not be in default hereunder or be liable for damages therefor, and (4) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant in a Substantially Completed Condition.

          (b)    BASIC RENTAL ABATEMENT: TERMINATION RIGHT. If Landlord fails to
                 -----------------------------------------
tender possession of the Premises to Tenant in a Substantially Completed Condition by November 12, 1997, plus the sum of the number of Force Majeure Delay Days (defined below) and the number of Tenant Delay Days (defined below) (the "ABATEMENT DATE"), the Landlord shall abate Basic Rental, from the date
      --------------
Tenant would otherwise be obligated to commence paying Basic Rental hereunder, for a period (the "ABATEMENT PERIOD") equal to two days fro each day after the
                   ----------------
Abatement Date that the Premises are not tendered to Tenant in a Substantially Completed Condition, and the Term shall be extended by the number of days in the Abatement Period. "FORCE MAJEURE DELAY DAYS" means the number of days of delay
                   ------------------------
in obtaining a Substantially Completed Condition caused by events described in
Section 25.(c). If the Substantially Completed Condition has not occurred by April 30, 1998, plus the number of Tenant Delay Days and Force Majeure Delay Days (the "TERMINATION DATE"), Tenant may terminate this Lease by delivering
           ----------------
written notice thereof to Landlord (a "TERMINATION NOTICE") before the earlier
                                       ------------------
of (1) ten days after the Termination Date or (2) the date the Substantially Completed Condition occurs. The abatement of Basic Rental and termination right herein provided shall be Tenant's sole remedies for Landlord's failure to timely tender the Premises to Tenant in a Substantially Completed Condition.

          (c)    ACCEPTANCE. By occupying the Premises, Tenant shall be deemed
                 ----------
to have accepted the Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any, and to latent defects. Nothing contained in this
Section 3(c) shall be construed to
relieve Landlord from its obligations expressly set forth in this Lease. It is agreed that Tenant's presence in the Premises for the purpose of inspecting the progress of construction, Tenant's activities relating to its move into the Premises, and other activities prior to the conduct of Tenant's business in the Premises shall not be deemed to be "occupancy" of the Premises for the purposes of this Section 3(c). After Landlord has tendered possession of the Premises to Tenant in a Substantially Completed Condition, Tenant shall execute and deliver to Landlord, within ten days after Landlord has requested same, a letter confirming (1) the Commencement Date, (2) that Tenant has so accepted the Premises, and (3) that Landlord performed all of its obligations under Exhibit D
                                                                       ---------
with respect to the Premises (except for punch list items specified in such letter and Landlord's one-year construction warranty), in each case to the extent the same is factually accurate.

     4.   RENT.
          ----

          (a)   Payment.  Tenant shall timely pay to Landlord Rent, without
                -------
deduction or set off (except as specifically provided herein), at Landlord's Address (or such other address as Landlord may from time to time designate in writing to Tenant). Basic Rental shall be payable monthly in advance. The first monthly installment of Basic Rental shall be payable on the Commencement Date and on the first day of each succeeding calendar month during the Term. Basic Rental for any fractional month at the beginning of the Term shall be prorated based on 1/365 of the current annual Basic Rental for each day of the partial month this Lease is in effect, and shall be due on the Commencement Date.

          (b)    Consumer Price Index Increases to Basic Rental. [Intentionally
                 ----------------------------------------------
Deleted].

          (c)    Electrical Costs. Tenant shall pay to Landlord an amount equal
                 ----------------
to the product of (1) the Electrical Costs multiplied by (2) Tenant's Proportionate Share. "ELECTRICAL COSTS" means Landlord's actual costs (without
                      ----------------
profit or mark-up) incurred in connection with the provision of electricity used in the Building (based on the average cost incurred per kilowatt hour for the Building determined on the basis of Landiord's utility bills for the period in question) less the costs incurred in connection with the provision of above-
          ----
building-standard electricity used in the Building less the cost incurred in
                                                   ----
providing electricity for HVAC (defined below) during periods when Buildingstandard HVAC service is not available to Tenant at no extra charge (other than pursuant to pass-through provisions similar to this Section 4.(c) and Exhibit C), and less the costs incurred in connection with the provision of
    ---------       ----
electricity that is separately metered to a particular tenant of the Building. Tenant may at any time elect to have all electricity consumed in the Premises separately metered by delivering written notice thereof to Landlord, in which case (A) Landlord shall install and maintain the meters necessary to measure the electricity consumed in the Premises at Tenant's expense and (B) after the installation of such meters, Tenant's obligation in respect of rent for Electrical Costs shall be to pay to Landlord the cost incurred in providing electricity in the Premises as determined by such meters and Tenant's Proportionate Share of Electrical Costs for the common areas of the Building (including the Parking Lot [defined below]). Electrical Cost payments shall be payable in monthly installments based on Landiord's good faith estimate of the amount due for each month, and shall be due on the Commencement Date and on the first day of each calendar month thereafter. Landlord may, from time to time, re-estimate (but not more frequently than once during any calendar year after the initial estimate for such year) the Electrical Costs to be due from Tenant during any calendar year and deliver a copy of the re-estimate to Tenant, in which case, Tenant shall pay its share of Electrical Costs based on such reestimate.

          (d)    Annual Cost Statement.  By April of each calendar year, or as
                 ---------------------
soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Landiord's actual Electrical Costs (the "ANNUAL COST STATEMENT") for the
                                         ---------------------
previous year adjusted as provided in Section 4.(e). If the Annual Cost Statement reveals that Tenant paid more for Electrical Costs than Tenant's Proportionate Share of Electrical Costs in the year for which such statement was prepared, then Landlord shall reimburse Tenant for such excess within 30 days after delivery of the Annual Cost Statement in question or credit such excess to Tenant's obligation to pay future installments of Rent for Electrical Costs (if the Term has ended, then Landlord shall reimburse Tenant such excess); likewise, if Tenant paid less than Tenant's Proportionate Share of Electrical Costs, then Tenant shall pay Landlord such deficiency within 30 days after delivery of the Annual Cost Statement in question.

          (e)    Adjustments to Electrical Costs.  With respect to any calendar
                 -------------------------------
year or partial calendar year in which the Building is not occupied to the extent of 95% of the rentable area thereof, the Electrical Costs for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of 95% of the rentable area thereof. However, in no event shall Landlord be entitled to be reimbursed from all tenants of the Building more than the Electrical Costs of all electricity consumed in the Building during the period in question.

          (f)    Tenant's Audit Rights.  The Annual Cost Statement shall
                 ---------------------
separately set forth the basic components (in reasonable detail) of Basic Cost for the prior calendar year, and, if reasonably requested by Tenant, Landlord shall provide Tenant with a supplemental statement setting forth the applicability of such costs and the rationale behind the allocation thereof. Tenant shall have the right, once in each calendar year of the Term, during business hours of Landlord and in a manner so as to not unreasonably interfere with Landlord's business, to audit Landlord's books related to the computation of Basic Cost and Electrical Costs relating to a period within two years of such audit (provided, however, that if any such audit discloses a discrepancy in the costs for any year, then Tenant shall be entitled to conduct an audit of all prior years); however, after Tenant has conducted any such audit of such costs for a year Tenant may not conduct another audit of that year. If it is finally determined that Tenant's actual share of Excess and Electrical Costs is different than Landlord's computation of Tenant's share of Excess and Electrial Costs, then Landlord shall refund to Tenant any overpayment of any such costs for the year in question and for each year during the Term the same error was made or Tenant shall pay to Landlord any underpayment of any such costs for the year in question and for each year during the Term the same error was made, as the case may be, within 30 days after such final determination. All such audits shall be performed at Tenant's expense unless it is finally determined that the Annual Cost Statement for the time period in question was in error and, as a result thereof, Tenant paid to Landlord $5,000 more than the actual amount due for such time period, in which case Landlord shall pay the out-of-pocket audit costs of Tenant. Tenant shall maintain the results of each such audit confidential and shall not be permitted to use any third party to perform such audit unless such third party is a certified public accountant who agrees with Landlord in writing to maintain the results of such audit confidential and is not paid on a contingency fee basis. Notwithstanding the foregoing, Tenant shall be permitted to reveal the results of the audit to its attorneys, accountants, permitted assignees or sublessees, government agencies and other persons to whom Tenant is required to disclose such results pursuant to provisions of any applicable Law or the order of a court.

     5.   DELINQUENT PAYMENT: HANDLING CHARGES.  All payments required of Tenant
          ------------------------------------
hereunder shall bear interest from the date due until paid at the maximum lawful rate. Alternatively, Landlord may charge Tenant a fee equal to 10% of any delinquent payment of Rent which is not paid within ten days after Landlord delivers to Tenant written notice of such delinquency; however, if Tenant failed to timely pay Rent twice during the 12-month period preceding such delinquency, then Landlord may charge Tenant such 10% fee without first delivering to Tenant written notice of the delinquency in question, unless such delinquent payment is for a nonrecurring charge (thus, excluding Basic Rental and Tenant's estimated payments of Excess or Electrical Costs), in which case such written notice shall be delivered to Tenant before the imposition of such fee. Such 10% fee shall be made to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable Law, exceed the maximum lawful rate of interest.

     6.   SECURITY DEPOSIT. [Intentionally deleted.]
          ----------------

     7.   LANDLORD'S OBLIGATIONS.
          ----------------------

          (a)    Services. Landlord shall furnish to Tenant (1) at all times
                 --------
water (hot and cold) at those points of supply provided for general use of tenants of the Building; (2) heated, ventilated, and refrigerated air conditioning ("HVAC") as appropriate, during normal business hours, at such
               ----
temperatures and in such amounts as are typical in Comparable Buildings (defmed below); (3) unless Tenant has elected to provide such services under Section 26.(e), janitorial service to the Premises on weekdays other than holidays for Building-standard installations (Landlord reserves the right to bill Tenant separately for extra janitorial service required for non-standard installations) and such window washing, all as set forth on the janitorial schedule attached hereto as Exhibit K and made a part hereof; (4) elevators for ingress and egress
          ---------
at all times to the floors on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than during normal business hours and on holidays (provided that Tenant shall always have at least one elevator in operation to provide Tenant access to all floors of the Premises); (5) replacement of Building-standard light bulbs and fluorescent tubes, provided that Landlord's standard charge for such bulbs and tubes shall be paid by Tenant; and (6) electrical current at all times other than for computers, electronic data processing equipment (other than personal computers), special lighting, equipment that requires more than 110 volts, or other equipment whose electrical energy consumption exceeds normal office usage unless Landlord has specifically agreed in writing to provide electricity for any such equipment or machines (the "APPROVED EQUIPMENT") or such equipment is Special Equipment
               ------------------
(hereafter defined). Landlord will provide the services referred to in this
Section 7.(a) and shall maintain the common areas, roof, foundation, structural components, landscaping, windows, curtain walls and mechanical, electrical, plumbing, HVAC and life-safety systems of the Building and the Parking Lot at a level that is substantially similar to the level of service and maintenance that is typical in comparable buildings in the Dallas North Tollway corridor ("COMPARABLE BUILDINGS"). The phrase "NORMAL BUSINESS HOURS" means 7:00 a.m. to
  --------------------                ---------------------
7:00 p.m. Monday through Friday (except for holidays) and 8:00 a.m. to 1:00 p.m. on Saturday (except for holidays); and the term "HOLIDAY" means New Year's Day,
                                                 -------
Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If Tenant desires any of the services specified in this Section 7.(a) at any time other than times herein designated, such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day on which such usage is required (unless such day is a holiday or a weekend in which case such request shall be made before 3:00 p.m. on the immediately preceding business day), and Tenant shall pay to Landlord the actual cost (without profit or mark-up) of such services within ten days after Landlord has delivered to Tenant an invoice therefor. The costs incurred by Landlord in providing after-hour HVAC service to Tenant shall include costs for electricity, water, sewage, water treatment, labor, metering, filtering, and maintenance and administrative fees reasonably allocated by Landlord to providing such service, but shall not include any profit or mark-up for such services to Landlord.

          (b)    Excess Utility Use.  Landlord shall use reasonable efforts to
                 ------------------
furnish electrical current for computers, electronic data processing equipment, special lighting, equipment that requires more than 110 volts, and other equipment whose electrical energy consumption exceeds normal office usage through the then-existing feeders and risers serving the Building and the Premises, and (unless such equipment is Approved Equipment) Tenant shall pay to Landlord the actual cost (without profit or mark-up) of such service within ten days after Landlord has delivered to Tenant and invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by either or both: (1) a survey of standard or average tenant usage of electricity in the Building performed by a reputable consultant selected by Landlord and paid for by Tenant; or (2) a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord (which approval shall not be unreasonably withheld or delayed) other than (i) up to two office copy machines, (ii) a test lab, and (iii) a network computer, which such computer will be installed in the computer room (collectively, the equipment referenced in items (i), (ii) and (iii) being referred to as the "SPECIAL EQUIPMENT") or (iv) Approved Equipment (all such
                    -----------------
electrical equipment to be installed in those areas of the Premises as indicated in the Working Drawings as requiring in excess of 110 volts). The use of electricity in the Premises shall not exceed the capacity of feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's sole and absolute judgment, they are necessary and shall not cause permanent damage or injury to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment (other than general office machines, excluding computers and electronic data processing equipment) in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the reasonable cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

          (c)    DISCONTINUANCE.  Landlord's obligation to furnish services
                 --------------
under Section 7.(a) shall be subject to the rules and regulations of the supplier of such services and governmental rules and regulations.

          (d)    RESTORATION OF SERVICES; ABATEMENT. Landlord shall use
                 ----------------------------------
reasonable efforts to restore any service that becomes unavailable; however, such unavailability shall not entitle Tenant to any abatement or termination of Tenant's obligations hereunder except as provided in the next sentence. However, if Tenant is prevented from making reasonable use of a material portion of the Premises for more than five consecutive business days (or for more than ten business days, whether or not consecutive, during any 12-month period) because of the unavailability of any such service and such unavailability was not caused by a Tenant Party, Tenant shall, in addition to Tenant's other remedies at law or in equity (other than termination or abatement of its obligations under this Lease) be entitled to a reasonable abatement of Rent for each consecutive day immediately following such five-business-day period (or each day during such 12 month period after such 10 business days, as applicable) that Tenant is so prevented from making reasonable use of the Premises. If any such unavailability or interruption of services is caused by Landlord's negligence or willful misconduct, then the five-consecutive-business-day period shall be reduced for that event to two consecutive business days and each day such interruption occurs because of Landlord's negligence or willful misconduct shall count 1.5 business days for purposes of determining the ten business days during any 12-month period provided in the prior sentence. If any such unavailability or interruption of services occurs (other than because of a Taking [defined below] or Casualty [defined below] as to which Sections 14 and 15 shall control), and Landlord fails to restore such services to the Premises within 30 days (except in an emergency, in which case such period shall be a reasonable amount of time under the circumstances, but in any event no less than one business day) following delivery of written notice from Tenant to Landlord, Tenant may commence to restore such services unless Landlord is diligently taking action to restore such services and diligently prosecutes same to completion. All actual third-party costs incurred by Tenant in connection with restoring such services shall be paid by Landlord to Tenant within 30 days following written demand therefor to Landlord, accompanied by invoices substantiating such claim. Tenant's right to perform work under this Section 7.(d) is subject to the following conditions:

                 (1) all such work shall be performed in a good and workmanlike manner and in accordance with law;

                 (2) except in an emergency, all such work shall be performed in accordance with plans and specifications approved by Landlord (which approval shall not be unreasonably withheld), whose approval shall be deemed given if Landlord fails to disapprove any submitted plans and specifications within three business days after Tenant delivers such plans to Landlord;

                 (3) all such work shall be performed by contractors reasonably acceptable to Landlord which maintain commercial liability insurance in an amount not less than $ 1,000,000 per occurrence naming Landlord as an additional insured, provided that any contractor which has previously performed material amounts of work in the Building with the approval of Landlord and who performed such work and its obligations in connection therewith promptly and in an acceptable manner shall be deemed to be acceptable to Landlord for purposes of this Section; Landlord's approval shall be deemed given if Landlord fails to disapprove any contractor within three business days after Tenant delivers to Landlord a request for its consent thereto; and

                 (4) Tenant delivers to Landlord "as-built" plans of the work performed by Tenant.

          (e)    ACCESS.  Tenant shall have unlimited access to the Premises 24
                 ------
hours per day, 7 days per week and, in connection therewith, Landlord will provided a minimum of one elevator, 24 hours per day, subject to controlled access, and Tenant shall be provided access to and use of the service elevator and loading dock 24 hours per day, 7 days per week during the Term, in each case, subject to such reasonable rules and regulations as Landlord may impose thereon (including scheduling and notification requirements).

     8.   IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE.
          -----------------------------------------------

          (a)    IMPROVEMENTS; ALTERATIONS.  After the initial Tenant
                 -------------------------
improvements are made pursuant to Exhibit D, no alterations or physical
                                  ---------
additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, if such alterations, additions, or improvements could reasonably be expected to have more than a de minimis effect on the Building's structure, the Building's HVAC, plumbing, electrical, or other mechanical systems, or the exterior appearance of the Building or the appearance of its common areas or elevator lobby areas, then Landlord's consent may be granted or denied in its sole and absolute discretion. In addition, it is agreed that the installation of Tenant's furniture and equipment (including but not limited to built-in furniture and modular furniture) (collectively the "TENANT'S PROPERTY") shall not require
                                      -----------------
Landlord's consent, if such installation would not affect the Building's structure or any of its systems (other than a de minimis effect). Subject to
Section 26.(a), Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type that can be viewed from the common areas of the Building or the exterior of the Building without the prior written consent of Landlord. Except for Tenant's Property all alterations, additions, or improvements

(whether temporary or permanent in character, and including without limitation all air-conditioning equipment and all other equipment that is in any manner connected to the Building's plumbing system) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property when Tenant's right to possess the Premises ends and shall remain on the Premises without compensation to Tenant. Approval by Landlord of any of Tenant's drawings and plans and specifications prepared in connection with any improvements in the Premises shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition (other than their adequacy and sufficiency with respect to the structural components of the Building, and the mechanical, electrical, plumbing, HVAC, life-safety and other building systems), but such approval shall merely be the consent of Landlord as required hereunder. As between Landlord and Tenant, (1) Tenant shall bear the risk of complying with Title III of the Americans With Disabilities Act of 1990, the Texas Elimination of Architectural Barriers Act, and all rules, regulations, and guidelines promulgated under either of such acts, as amended from time to time (the "DISABILITIES ACTS") in the Premises,
                                         -----------------
and (2) Landlord shall bear the risk of complying with the Disabilities Acts in the common areas of the Building, other than compliance that is necessitated by the use of the Premises for other than the Permitted Use (which risk and responsibility shall be borne by Tenant). For purposes of the previous sentence only, the following portions of the Premises shall be considered "common areas": elevator lobbies; fire stairwells; drinking fountains; Building central and core entrances to mechanical rooms and closets; and restrooms; and the cost of such compliance shall not be part of the Total Construction Costs (defined in Exhibit
                                                                         -------
D).
--

          (b)    REPAIRS; MAINTENANCE.  Tenant shall maintain the Premises in a
                 --------------------
clean, safe, operable, attractive condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landiord's reasonable direction and supervision, any damage to the Building caused by a Tenant Party. If Tenant fails to make such repairs or replacements within a reasonable time after the occurrence of such damage and written notice thereof to Tenant, then Landlord may make the same at Tenant's cost. If any such damage caused by a Tenant Party affects any area outside the Premises or the HVAC, plumbing, mechanical, or electrical systems of the Building or is visible in the lobby areas of the Building or from outside the Premises, then Landlord may repair such damage at Tenant's reasonable cost without delivering to Tenant any prior notice thereof. The cost of any repair or replacement work performed by Landlord under this Section 8 shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

          (c)    PERFORMANCE OF WORK. All work described in this Section 8 shall
                 -------------------
be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord (which approval shall not be unreasonably withheld or delayed). Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage against such risks, in such amounts, and with such companies as Landlord may reasonably require, and, if reasonably required by Landlord in connection with any such alteration for which Landlord's consent is required pursuant to this Section 8, to procure payment and performance bonds reasonably satisfactory to Landlord covering the cost of the work. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Premises, the primary structure or structural qualities of the Building, or plumbing, electrical lines, or other utility transmission facility. All such work which may affect the HVAC, electrical, plumbing, other mechanical systems, or the Building's structural elements must be approved by the Building's engineer of record (which approval shall not be unreasonably withheld), at Tenant's expense.

          (d)    MECHANIC'S LIENS. Tenant shall not permit any mechanic's
                 ----------------
liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

     9.   USE. Tenant shall use the Premises only for the Permitted Use and
          ---
shall comply with all Laws relating to Tenant's particular use of the Premises (as opposed to Laws which are applicable to property owners generally), and Landlord shall comply with Laws in other portions of the Building which are not leased to third parties and shall use reasonable efforts to cause other tenants to comply with Laws in their premises. The Premises shall not be used for any use which is disreputable or creates extraordinary fire hazards or results in an increased rate of insurance on the Building or its contents or the storage of any hazardous materials or substances. If, because of a Tenant Party's acts, the rate of insurance on the Building or its contents increases, then Tenant shall pay to Landlord the amount of such increase on demand and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building. It is acknowledged and agreed that Tenant's use of the Premises for general office purposes and other uses specifically contemplated herein shall not be deemed to be a violation of this Section 9 so as to cause the rate of insurance on the Building to increase.

     10.  ASSIGNMENT AND SUBLETTING.
          -------------------------

          (a)    TRANSFERS; CONSENT.  Tenant shall not, without the prior
                 ------------------
written consent of Landlord (which Landlord may grant or deny in its sole discretion), (1) advertise that any portion of the Premises is available for lease, (2) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (3) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, except as provided in Section 10.(d), (4) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of ownership interest in Tenant so as to result in a change in the current control of Tenant,
(5) sublet any portion of the Premises, (6) grant any license, concession, or right of occupancy of any portion of the Premises, or (7) permit the use of the Premises by any parties other than Tenant (any of the event listed in Sections 10.(a)(2) through 10.(a)(7) being a "TRANSFER"). Notwithstanding the foregoing,
                                     --------
Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises to a party which (A) has a good credit standing any may reasonably be expected to fulfill the obligations of Tenant hereunder, and (B) will use the Premises for the purposes herein stated. Without limiting the foregoing, Landlord may withhold its consent to any such assignment or subletting of the Premises to (i) any party engaged in a business which directly competes with any business of another tenant in the Building which leases more than 10,000 rentable square feet, (ii) any party which is a tenant or an affiliate of any tenant in the Building, (iii) any governmental agency, or (iv) any party with whom Landlord is actively negotiating the terms of a lease for the Building. However, in the case of clause (ii) and (iv), if such party needs space in the Building in excess of the unleased portions thereof, then Landlord shall not unreasonably withhold its consent to any subletting of the Premises to accommodate such party's excess space needs, but only to the extent such needs exceed the space which is then available for lease in the Building. If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, fmancial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's credit worthiness and character. Tenant shall reimburse Landlord for its reasonable attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder accruing from and after the time of such transfer; however, any transferee shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant therefor. No Transfer shall release Tenant from performing the obligations of the "Tenant" under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon the occurrence of an Event of Default and receipt of notice from Landlord to do so.

          (b)    CANCELLATION. Landlord may, within 30 days after submission of
                 ------------
Tenant's written request for Landlord's consent to a Transfer, cancel this Lease (or, as to a subletting or assignment, cancel as to the portion of the Premises proposed to be sublet or assigned) as of the date the proposed Transfer was to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

          (c)    ADDITIONAL COMPENSATION.  If no Event of Default exists, all
                 -----------------------
compensation received by Tenant for a Transfer (other than a Permitted Transfer) in respect of the interval in question that exceeds the Basic Rental and Tenant's share of Electrical Costs and Excess allocable to the portion of the Premises covered thereby for the same interval shall be payable as follows:

                 (1) first, to Tenant until Tenant has received an amount equal to all actual third-party out-of-pocket costs incurred by Tenant in connection with such Transfer (including brokerage commissions, attorneys' fees and expenses, tenant-finish-work and other tenant inducements), and, provided Tenant is not occupying or using any portion of the Premises in question for any purpose whatsoever (including storage purposes) during such period, Tenant's costs related to the Premises in question during the time such Premises are being marketed by Tenant; and

                 (2)  thereafter, 100% to Landlord.

If an Event of Default exists, all such excess compensation shall be payable to Landlord.

          (d)    PERMITTED TRANSFERS. Notwithstanding the foregoing, Tenant may
                 -------------------
Transfer all or part of its interest in this Lease or all or part of the Premises to the following types of entities (a "PERMITTED TRANSFEREE") without
                                                --------------------
the consent of Landlord (a "PERMITTED TRANSFER"), provided that the Premises
                            ------------------
will continue to be used only for the Permitted Use, the proposed use of the Premises by the Permitted Transferee does not violate an exclusive use granted to other tenants of the Building, and the conditions set forth below are satisfied:

                 (1) any affiliate of Tenant; however, if at the time of or at any time after any such Transfer (A) ownership interests in such Permitted Transferee are transferred resulting in a change of control of such Permitted Transferee other than to an affiliate of Tenant or
          (B) such Permitted Transferee is subject to a merger, consolidation, or other reorganization with a party which is not an affiliate of Tenant, then such event shall constitute a Transfer requiring Landlord's consent under Section 10.(a), unless in either case such permitted Transferee is a corporation whose common stock is traded on a public exchange (including the NASDAQ exchange), in which case Landlord's consent shall not be required;

                 (2) any corporation in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of corporations, so long as (A) Tenant's obligations hereunder are assumed by the corporation surviving such merger or created by such consolidation; (B) the Tangible Net Worth (hereafter defined) of the surviving or created corporation is not less than $30,000,000 (the "MINIMUM TANGIBLE NET WORTH"); and (C) the surviving
                            --------------------------
          or created corporation has unencumbered Working Capital (hereafter defined) of not less than $10,000,000 (the "MINIMUM WORKING CAPITAL");
                                                      -----------------------
          or

                 (3) any corporation acquiring all or substantially all of Tenant's assets if such corporation's Tangible Net Worth after such acquisition is not less than the Minimum Tangible Net Worth and such corporation's Working Capital after such acquisition is not less than the Minimum Working Capital.

Tenant shall promptly notify Landlord of any such Permitted Transfer. "TANGIBLE
                                                                       --------
NET Worth" means the excess of total assets over total liabilities (in each
---
case, determined in accordance with generally accepted accounting principles

["GAAP"]) excluding from the determination of total assets all assets which
  -----
would be classified as intangible assets under GAAP, including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. "WORKING CAPITAL" means the amount by which current assets
                 ---------------
exceed current liabilities of the party in question, with the current assets being calculated in accordance with GAAP excluding, however, from the determination of current assets prepaid expenses, loans to directors, officers, and shareholders, and monies due from affiliates; and current liability shall be calculated in accordance with GAAP and shall include, without limitation, all obligations payable on demand or within one year after the date on which the determination is made.

     11.  INSURANCE: WAIVERS: SUBROGATION, INDEMNITY.
          -------------------------------------------

          (a)    INSURANCE. Tenant shall at its expense procure and maintain
                 -----------
throughout the Term the following insurance policies: (1) commercial general liability insurance, umbrella insurance, or property insurance in amounts of not less than a combined single limit of $5,000,000 (the "INITIAL LIABILITY
                                                      -----------------
INSURANCE AMOUNT") or such higher amounts as Landlord may from time to time
----------------
reasonably require based on industry standards for entities engaging in business operations similar to those conducted by Tenant in the Premises and on the Parking Lot, insuring Tenant, Landlord, Landlord's agents and their respective affiliates against all liability of the type which may be covered by such insurance policies for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) contractual liability insurance coverage sufficient to cover Tenant's indemnity obligations hereunder, to the extent such coverage may be obtained by Tenant, (3) insurance covering the full value of all Tenant's personal property and improvements in the Premises, (4) workman's compensation insurance, containing a waiver of subrogation endorsement reasonably acceptable to Landlord, and (5) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish certificates of such insurance and such other evidence reasonably satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

          (b)    WAIVER OF NEGLITENCE CLAIMS, NO SUBROGATION. Landlord shall not
                 -------------------------------------------
be liable to any Tenant Party for any injury to or death of any person or persons or the damage to or theft, destruction, loss, or loss of use of any property or inconvenience (a "LOSS") caused by casualty, theft, fire, third
                              ----
parties, or any other matter (including Losses arising through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause, provided that Landlord is not otherwise in breach of its obligations hereunder), except to the extent resulting from the negligence or intentional acts or omissions of Landlord or its agents, affiliates, contractors or invitees. Landlord and Tenant each waives any claim it might have against the other for any dwnage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy maintained by it that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured by it against under the temis hereof, REGARDLESS OF WHETHER THE NEGLIGENCE OR FAULT OF THE OTHER PARTY CAUSED SUCH LOSS; HOWEVER, LANDIORD'S WAIVER SHALL NOT INCLUDE THE FIRST $50,000 OF ANY DEDUCTIBLE AMOUNTS ON INSURANCE POLICIES CARRIED BY LANDLORD. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

          (c)    INDEMNITY. Subject to the waiver of subrogation in Section
                 ---------
11.(b), Tenant shall defend, indemnify, and hold harmless Landlord and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys' fees) for any Loss arising from any occurrence on the Premises (other than a Loss arising from the negligence or willful misconduct of Landlord or its agents, employees, or contractors). Subject to the waiver of subrogation in Section 11.(b), Landlord shall defend, indemnify, and hold harmless Tenant and its agent from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attomey's fees) for any Loss arising from any occurrence in the common areas of the Building (other than a Loss arising from the negligence or wilful misconduct of a Tenant Party). These indemnity provisions shall survive termination or expiration of this Lease.

          (d)    LANDLORD'S INSURANCE. Landlord shall carry throughout the Term
                 --------------------
(1) fire and extended coverage insurance on the Building for 100% of the replacement cost thereof, including a rent loss endorsement for at least 12 months and (2) commercial general liability insurance with respect to all common areas of the Building in an amount not less than a combined single limit of $5,000,000; all such coverages shall be subject to commercially reasonable deductible amounts.

     12.  SUBORDINATION ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE.
          --------------------------------------------------------

          (a)    SUBORDINATION.  This Lease shall be subordinate to any deed of
                 -------------
trust, mortgage, or other security instrument (a "MORTGAGE"), or any ground
                                                  --------
lease, master lease, or primary lease (a "PRIMARY LEASE"), that now or hereafter
                                          -------------
covers all or any part of the Premises (the mortgagee under any Mortgage or the lessor under any Primary Lease is referred to herein as "LANDLORD'S MORTGAGEE");
                                                         --------------------
provided, however, that the subordination of this Lease to any Mortgage or Primary Lease now or hereafter affecting the Building is expressly conditioned upon Tenant and the Landlord's Mortgagee in question entering into a subordination, non-disturbance and attornment agreement in form and substance reasonably acceptable to Tenant ("SNDA"). If the Mortgage or Primary Lease
                                  ----
encumbering the Land as of the date hereof, if any, is not discharged and released of record concurrently with the Land Acquisition (defined in

Exhibit J), Landlord shall cause the Landlord's Mortgagee under such Mortgage or
---------
Primary Lease to execute and deliver to Tenant an SNDA within ten days after the Land Acquisition. If such SNDA is not so delivered to Tenant, then Tenant shall have the right to terminate this Lease by delivering to Landlord written notice thereof before the earlier of the date such SNDA is delivered to Tenant or 20 days after the Land Acquisition.

          (b)    ATTORNMENT. Tenant shall attorn to any party succeeding to
                 ----------
Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request and in accordance with the terms of the applicable SNDA, and shall execute such agreements confmning such attornment as such party may reasonably request.

          (c)    NOTICE to LANDLORD'S MORTGAGEE. Tenant shall not seek to
                 ------------------------------
enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder as set forth in the applicable SNDA.

     13.  RULES AND REGULATIONS.  Tenant shall comply with the rules and
          ----------
regulations of the Building which are attached hereto as Exhibit B. Landlord
                                                         ---------
may, from time to time, reasonably change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building, are delivered to Tenant in writing, and will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party. All such rules and regulations will be applied in a non-discriminatory manner to all tenants of the Building. In the event of a conflict or an inconsistency between any such rules and regulations and the terms of this Lease, the terms of this Lease shall control.

     14.  CONDEMNATION.
          -------------

          (a)    TAKING - LANDLORD'S AND TENANT'S RIGHTS.  If any part of the
                 ----------------------------------------
Building is taken by right of eminent domain or conveyed in lieu thereof (a "TAKING"), and such Taking prevents Tenant from conducting its business in the
 -------
Premises in a manner reasonably comparable to that conducted immediately before such Taking, or such portion of the parking for the Building or access to the Premises (either on the Land or within the Building such as through lobby areas) is subject to a Taking and such Taking prevents Tenant from conducting its business in the Premises in a manner reasonable comparable to that conducted immediately before such Taking, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 60 days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

          (b)    TAKING - LANDLORD'S RIGHTS. If any material portion, but less
                 --------------------------
than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to Landlord's Mortgagee, then this Lease, at the option of Landlord, exercised by written notice to Tenant within 30 days after such Taking, shall terminate and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken or rendered untenantable, Rent shall abate as provided in the last sentence of Section 14.(a).

          (c)    AWARD. If any Taking occurs, then Landlord shall receive the
                 -----
entire award or other compensation for the Land, the Building, and other improvements taken, and Tenant may separately pursue a claim against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

          (d)    RESTORATION .  In the case of any Taking where this Lease is
                 -----------
not terminated, Landlord shall rebuild and restore the remaining Building and other improvements on the Land to an architecturally and functionally complete unit (as comparable to those which existed prior to the Taking as may be feasible under the circumstances) at Landlord's sole expense. Notwithstanding the foregoing, Landlord's obligation to restore the Building shall be limited to the actual award received by Landlord for such Taking less all costs incurred by Landlord in connection therewith .

      15. FIRE OR OTHER CASUALTY.
          ----------------------

          (a)    REPAIR ESTIMATE. If the Premises or the Building are damaged by
                 ---------------
fire or other casualty (a "CASUALTY"), Landlord shall, within 60 days after such
                           --------
Casualty, deliver to Tenant a good faith estimate (the "DAMAGE NOTICE") of the
                                                        -------------
time needed to repair the damage caused by such Casualty.


          (b)    LANDLORD'S AND TENANT'S RIGHTS.  If a material portion of the
                 ------------------------------
Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 180 days after the commencement of repair, and such Casualty was not caused by a Tenant Party, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant. If tenant does not terminate this Lease, then (subject to Landlord's rights under Section 15.(c)) Landlord shall repair the Building and Premises, as the case may be, as provided below, the Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair.

          (c)    LANDLORD'S RIGHTS. If (1) a Casualty damages a material portion
                 -----------------
of the building, (2) if Landlord is required to pay any insurance proceeds arising out of the Casualty to Landlord's Mortgagee, and (3) Landlord terminates all other leases in the Building whose premises are materially damaged by such Casualty, then

Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and Rent hereunder shall be abated as of the date of the Casualty.

          (d)    REPAIR OBLIGATION. If neither party elects to terminate this
                 -----------------
Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, commence to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any part of the furniture, equipment, fixtures, and other leasehold improvements in the Premises or in the premises of other occupants in the Building.

     16.  TAXES. Tenant shall be liable for all taxes levied or assessed against
          -----
personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, that part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amounts if Tenant notifies Landlord that it will contest the validity or amount of such taxes and thereafter diligently proceeds with such contest in accordance with applicable Law and the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein.

     17.  EVENTS OF DEFAULT. Each of the following occurrences shall constitute
          -----------------
an "EVENT OF DEFAULT":
    ----------------

          (a) Tenant's failure to pay Rent when due and such failure continues for a period of ten days after Landlord has delivered to Tenant written notice thereof;

          (b) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease (or any other lease executed by Tenant for space in the Building) and such failure continues for a period of 30 days after Landlord has delivered to Tenant written notice thereof; however, if such failure cannot be cured within such 30-day period, but Tenant begins to cure such failure within such 30-day period and thereafter diligently pursues such cure to completion, then such failure shall not constitute an Event of Default unless it is not fully cured within 90 days after the expiration of the initial 30-day period;

          (c) the filing of a petition by or against Tenant (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if any such petition is filed against Tenant, the filing thereof shall not constitute an Event of Default if such petition is dismissed within 120 days after the filing thereof; and

          (d) the making by Tenant of an assignment for the benefit of its creditors.

     18.  REMEDIES. Upon any Event of Default, Landlord may, in addition to all
          --------
other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

          (a) Terminate this Lease by giving Tenant written notice thereof, in which event, Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 19.(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Discount Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates", minus (B) the then present fair rental value of the Premises for such period, similarly discounted; or

          (b) Terminate Tenant's right to possession of the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 19.(a), and (3) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that is has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 18.(b). If Landlord elects to proceed under this
Section 18.(b), it may at any time elect to terminate this Lease under Section 18.(a).

Additionally, upon the occurrence of an Event of Default, Landlord may without notice enter upon the Premises to perform any of Tenant's unperformed obligations hereunder and alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

     19.  PAYMENT BY TENANT: NON-WAIVER.
          -----------------------------

          (a)    PAYMENT BY TENANT. Upon any Event of Default, Tenant shall pay
                 -----------------
to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses), in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), and (5) performing Tenant's obligations which Tenant failed to perform.

          (b)    NO WAIVER.  Landlord's acceptance of Rent following an Event of
                 ---------
Default shall not waive Landlord's rights regarding such Event of Default. No waiver by either party of any violation or breach of any of the terms contained herein shall waive such party's rights regarding any future violation of such term or violation of any other term.

     20.  LANDLORD'S LIEN.  Landlord hereby waives its statutory landlord's lien
          ---------------
and agrees to execute such instruments as Tenant may reasonably request to further evidence such waiver.

     21.  SURRENDER OF PREMISES.  No act by Landlord shall be deemed an
          ---------------------
acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same is made in writing and signed by Landlord. At the expiration or termination of Tenant's right to possess the Premises, Tenant shall deliver to Landlord the Premises with all improvements located thereon in the same state of repair and condition as on the Commencement Date, reasonable wear and tear (and condemnation and fire or other casualty damage, as to which Sections 14 and 15 shall control) excepted taking into account Tenant's duty to maintain the Premises, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all of Tenant's Property and such other items which Landlord has specifically agreed in writing may be removed by Tenant at the end of the Term (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord). Additionally, Tenant shall, at Landlord's option, remove such alterations, additions, improvements, trade fixtures, equipment, wiring, and furniture as Landlord may request (other than
(i) the improvements constructed pursuant to Exhibit D, and (ii) such
                                             ---------
alterations, additions, and improvements subsequently made by Tenant which Landlord has specifically agreed in writing need not be removed at the end of the Term). Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 21 shall survive the end of the Term.

     22.  HOLDING OVER.  If Tenant fails to vacate the Premises at the end of
          ------------
the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rental equal to 150% of the daily Basic Rental payable during the last month of the Term.

     23.  CERTAIN RIGHTS RESERVED BY LANDLORD.  Provided that the exercise of
          -----------------------------------
such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

          (a) to decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; for such purposes, to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities (subject to Section 7.(d) above); and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

          (b) to take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants, including without limitation searching all persons entering or leaving the Building; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Saturdays, Sundays, and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example, but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building;

          (c) to change the name by which the Building is designated, provided that Landlord shall not change the name to one associated with an entity whose primary business directly competes with Tenant's Business (hereafter defined) at the time of such name change; and


          (d) to enter the Premises at all reasonable hours to show the Premises to prospective purchasers, lenders, and, during the last nine months of the Term of the Lease, to prospective tenants; provided, however, any such entry shall (except in case of an emergency) be upon advance, reasonable notice (which may be oral) to Tenant and shall be conducted during Tenant's business hours.
In addition, at Tenant's request, Landlord shall (except in case of an emergency) be accompanied by a representative of Tenant during any such entry onto the Premises. Notwithstanding anything to the contrary contained herein, Landlord shall not have the right to enter such areas of the Premises as are designated by Tenant from time to time and approved by Landlord as "Secure Areas" (herein so called) except in the case of an emergency. As used herein, "TENANT BUSINESS" shall mean wireless data communication for the purpose of (1)
 ---------------
monitoring, locating or identifying people or objects or (2) security access control.

     24.  SUBSTITUTION SPACE.  With respect to any portion of the Premises that
          ------------------
is not located on the third floor of the Building and is not a part of at least 25,000 contiguous rentable square feet on the floor on which it is located (the

"RELOCATABLE PORTION"), Landlord may, at Landlord's expense, relocate Tenant
 -------------------
from the Relocatable Portion in question to other space in the Building which is comparable in size and tenant finish-out to the Relocatable Portion in question and is reasonably suited for Tenant's use. If Landlord so relocates Tenant, Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment and supplies from the Relocatable Portion in question to the relocation space. Upon such relocation, the relocation space shall be deemed to be part of the Premises and the terms of this Lease shall remain in full force and shall apply to the relocation space, except that, for purposes of determining Tenant's Proportionate Share and Tenant's Basic Rental obligations, the number of rentable square feet of the Premises with respect to such Relocatable Portion shall be deemed to be the lesser of (a) the number of rentable square feet of such relocation space or (b) the number of rentable square feet of the Relocatable Portion in question.

     25.  MISCELLANEOUS.
          -------------

          (a)    LANDLORD TRANSFER. Landlord may transfer, in whole or in part,
                 -----------------
the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then, upon assumption by the transferee of the obligations of Landlord hereunder, Landlord shall thereby be released from any further obligations hereunder.

          (b)    LANDLORD'S LIABILITY. The liability of Landlord to Tenant for
                 --------------------
any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable from the interest of Landlord in the Building and the Land, and Landlord shall not be personally liable for any deficiency. This section shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the recourse liability of Landlord. Without limiting the foregoing sentence, this Section 25(b) shall in no event be construed as a limitation on Tenant's right to pursue its equitable remedies. Tenant hereby waives its statutory lien under Section 91.004 of the Texas Property Code.

          (c)    FORCE MAJEURE. Other than for Landlord's and Tenant's monetary
                 -------------
obligations under this Lease and the obligation to maintain insurance, whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, Laws, or any other causes of any kind whatsoever which are beyond the control of such party.

          (d)    BROKERAGE. Landlord and Tenant each warrant to the other that
                 ---------
it has not dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than The Staubach Company, whose commissions shall be paid by Landlord pursuant to a separate written commission agreement. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

          (e)    ESTOPPEL CERTIFICATES; FINANCIAL INFORMATION. From time to
                 --------------------------------------------
time, Tenant shall furnish to any party designated by Landlord, within ten days after Landlord has made a request therefor, (1) a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request, and (2) such public financial statements and other credit information and reports, if any, regarding Tenant as Landlord may reasonably request. Tenant shall have the right to make such qualifications to the estoppel certificate as are necessary to make the statements therein factually accurate.

          (f)    NOTICES. All notices and other communications given pursuant to
                 -------
this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease information, (2) hand delivered to the intended address, or (3) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. Notice sent by certified mail, postage prepaid, shall be effective three business days after being deposited in the United States Mail; all other notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

          (g)    SEPARABILITY. If any clause or provision of this Lease is
                 ------------
illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

          (h)    AMENDMENTS: AND BINDING EFFECT.  This Lease may not be amended
                 ------------------------------
except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by either party, unless such waiver is in writing signed by such party, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of either party to insist upon the performance by the other party in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

          (i)    QUIET ENJOYMENT.  Provided Tenant has performed all of the
                 ---------------
terms and conditions of this Lease to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of this Lease. Landlord shall not enter into any restrictive covenants that will materially and adversely affect Tenant's use and occupancy of the Premises, increase Tenant's obligations or decrease Tenant's rights under this Lease (other than a de minimis effect), without Tenant's prior written consent.

          (j)    JOINT AND SEVERAL LIABILITY. If there is more than one Tenant,
                 ---------------------------
then the obligations hereunder imposed upon Tenant shall be joint and several.

          (k)    CAPTIONS: INTERPRETATION. The captions contained in this Lease
                 ------------------------
are for convenience of reference only, and do not limit or enlarge the terms and conditions of this Lease. When used herein, the singular includes the plural and the plural the singular and words importing any gender include the other gender. The normal rule of construction that any ambiguity be resolved against the drafting party shall not apply to the interpretation of this Lease or any Exhibits or amendments hereto.

          (l)    NO MERGER. There shall be no merger of the leasehold estate
                 ---------
hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

          (m)    NO OFFER. The submission of this Lease to Tenant shall not be
                 --------
construed as an offer, nor shall Tenant have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

          (n)    EXHIBITS. All exhibits and attachments attached hereto are
                 --------
incorporated herein by this reference.

          Exhibit A -   Outline of Premises
          Exhibit B -   Building Rules and Regulations
          Exhibit C -   Operating Expense Escalator
          Exhibit D -   Work Letter
          Exhibit E -   Parking
          Exhibit F -   Right of First Opportunity
          Exhibit G -   Extension Option
          Exhibit H -   Right of First Refusal
          Exhibit I -   Prevailing Market Conditions
          Exhibit J -   Land Acquisition and Construction Loan
          Exhibit K -   Janitorial Schedule
          Exhibit L -   Sign Description
          Exhibit M -   Preliminary Architectural Renderings

          (o)    ENTIRE AGREEMENT. This Lease constitutes the entire agreement
                 ----------------
between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith.

          (p)    ATTORNEY'S FEES. In the event of any litigation in connection
                 ---------------
with this Lease, the prevailing party shall be entitled to recover from the non-prevailing party all reasonable attorneys' fees and costs of court incurred by the prevailing party in connection with such litigation.

     26.  SPECIAL PROVISIONS.
          ------------------

          (a)    SIGNAGE. If (1) Tenant is occupying at least one full floor in
                 -------
the Building, and (2) Tenant's right to possess the Premises or this Lease has not been terminated (collectively, the "SIGN CONDITIONS"), then Tenant may, at
                                        ---------------
its risk and expense, construct one sign (collectively, the "BUILDING SIGNS") on
                                                             --------------
up to two sides of the Building's exterior whose design, size, color, material composition, and plans and specifications therefor are reasonably acceptable to Landlord; such signs' locations on the Building are designated on Exhibit L,
                                                                  ---------
and such signs' design shall be mutually agreed upon by Landlord and Tenant within 30 days from the date hereof. If the Sign Conditions are satisfied, Tenant's rights to signage on the exterior walls of the Building as agreed upon above shall be exclusive and no other party shall be permitted to have exterior signage on such walls. Tenant may also install, at its expense, appropriate signage, including Tenant's logo, on the walls of the elevator lobbies of and on entrance doors to all floors of the Building on which Tenant is leasing the entire rentable area thereof (the "LOBBY SIGNS"). The location, design, size,
                                   -----------
color, material composition, and plans and specifications for the Lobby Signs must be consistent with the sign criteria established by Landlord therefor and be approved by Landlord, such approval not to be unreasonably withheld or delayed. If Landlord, at its option, constructs a monument or pylon sign on the Land relating to the Building (the "MONUMENT SIGN"), and if the Sign Conditions
                                    -------------
are satisfied, Tenant shall have the right, at Tenant's expense, to place Tenant's sign panel (the "TENANT MONUMENT SIGN") on the Monument Sign at a
                          --------------------
location designated by Landlord. The design, size, color, material composition, and plans and specifications of the Tenant Monument Sign must be reasonably acceptable to Landlord. If Landlord grants its approval, Tenant shall erect the Building Signs, Lobby Signs, and Tenant Monument Sign in accordance with the approved plans and specifications, in a good and workmanlike manner, in accordance with all Laws and after Tenant has received all requisite approvals thereunder (the "SIGN REQUIREMENTS"), and in a manner so as not to unreasonably
                 -----------------
interfere with the use of the Building grounds while such construction is taking place; thereafter, Tenant shall maintain the building Sign, Lobby Sign, and Tenant Monument Sign in a good, clean, and safe condition in accordance with the Sign Requirements. During the Term and so long as the Sign Conditions are satisfied, no more than one additional tenant of the building shall have the right to maintain a sign on the building's exterior. If either of the Sign Conditions are not satisfied, Tenant shall remove the Building Signs, Lobby Signs, and Tenant Monument Sign upon Landlord's written demand therefor and Tenant's rights under this Section 26.(a) shall terminate. If Tenant fails to so remove the Building Signs, Lobby Sign, and Tenant Monument Sign within 20 days after Landlord's written request, Landlord may, at Tenant's expense, remove and dispose of the Building Signs, Lobby Signs, and Tenant Monument Sign in any manner it deems appropriate, all without compensation to Tenant. After the end of the Term or after Tenant's right to posses the Premises has been terminated, Landlord may require that Tenant remove the Building Signs, Lobby Signs, and Tenant Monument Sign by delivering to Tenant written notice thereof within 30 days after the end of the Term. If Landlord so requests, Tenant shall remove the Building Signs, Lobby Signs, and Tenant Monument Sign, repair all damage caused thereby, and restore the Building area on which the signs were located to its condition before the installation of the signs within ten days after Landlord's request therefor (reasonable wear and tear and damage by fire or other casualty excepted). If Tenant fails to timely do so, Landlord may, without compensation to Tenant, (A) use the Building Signs, Lobby Signs, and Tenant Monument Sign or (B) at Tenant's expense, remove the Building Signs, Lobby Signs, and Tenant Monument Sign, perform the related restoration and repair work and dispose of the signs in any manner Landlord deems appropriate. Tenant shall defend, indemnify, and hold harmless Landlord from all losses, claims, costs and liabilities arising in connection with or relating to the construction, installation, maintenance, use, or removal of the Building Signs, Lobby Signs, and Tenant Monument Sign, INCLUDING THOSE ARISING FROM LANDLORD'S
                                       ---------------------------------------
NEGLIGENCE. The rights granted to Tenant under this Section 26.(a) may not be
----------
assigned to any party, other than in connection with a Permitted Transfer of the entire Premises. Provided no Event of Default exists when such allowance is due, Landlord shall provide to Tenant an allowance equal to the lesser of (i) $20,000 or (ii) the cost incurred by Tenant in designing, installing, maintaining, repairing and removing the Building Signs. Such allowance shall be due within ten days after Tenant delivers to Landlord a written request therefor together with evidence reasonably acceptable to Landlord of the cost of designing, installing, maintaining, repairing and removing the Building Signs.

          (b)    ROOFTOP EQUIPMENT. Provided that Tenant complies with the terms
                 -----------------
of this Section, Tenant may, at its risk and expense, install one satellite dish and related communications equipment and wiring and supplemental HVAC equipment (collectively, the "ROOFTOP EQUIPMENT") on the roof of the Building at a
                    -----------------
location approved by Landlord, which equipment may be used solely by Tenant and its Permitted Transferees. Before installing the Rooftop Equipment, Tenant shall submit to Landlord for its approval (which approval shall be in Landlord's sole discretion) plans and specifications which (1) specify in detail the design, location, size, and, in the case of a satellite dish, frequency of the Rooftop Equipment and (2) are sufficiently detailed to allow for the installation of the Rooftop Equipment in a good and workmanlike manner and in accordance with all Laws (the "LEGAL REQUIREMENTS"). If Landlord approves of such plans, Tenant
           ------------------
shall install (in a good and workmanlike manner), maintain and use the Rooftop Equipment in accordance with all Legal Requirements and shall obtain all consents and permits required for the installation and operation thereof; copies of all such permits and evidence of such consents must be submitted to Landlord before Tenant begins to install the Rooftop Equipment. Tenant shall thereafter maintain all permits necessary for the maintenance and operation of the Rooftop Equipment while it is on the Building and operate and maintain the Rooftop Equipment in such a manner so as not to unreasonably interfere with any other satellite, antennae, or other transmission facility on the Building's roof or in the Building. Landlord may require that Tenant screen the Rooftop Equipment with a parapet or other screening device reasonably acceptable to Landlord. Tenant shall maintain the Rooftop Equipment and screening device in good repair and condition. Tenant shall, at its risk and expense, remove the Rooftop Equipment (including all wiring related thereto), within ten days after Landlord's written request therefor following the occurrence of any of the following events: (A) the termination of Tenant's right to possess the Premises; (B) the termination of the Lease; (C) the expiration of the Term; or (D) Tenant's vacating the Premises. If Tenant fails to do so within such ten-day period, Landlord may remove the Rooftop Equipment and store or dispose of it in any manner Landlord deems appropriate without liability to Tenant; Tenant shall reimburse Landlord for all costs incurred by Landlord in connection therewith within ten days after Landlord's written request therefor. Tenant shall, at its expense, repair any damage to the Building caused by or relating to the Rooftop Equipment, including that which is caused by its installation, maintenance, use, or removal and shall indemnify Landlord against all Losses arising from the installation, maintenance, use, or removal of the Rooftop Equipment, INCLUDING THAT CAUSED BY
                                                       ------------------------
LANDLORD'S NEGLIGENCE. All work relating to the Rooftop Equipment shall, at
---------------------
Tenant's expense, be coordinated with Landlord's roofmg contractor so as not to affect any warranty for the Building's roof.

          (c)    CITY OF DALLAS NEGOTIATIONS. Landlord will initiate and
                 ---------------------------
lead negotiations with the City of Dallas to rename the public street directly adjacent to the west side of the Building "Amtech Boulevard." Landlord shall have no liability hereunder should the City of Dallas refuse to change such name, and Tenant shall pay any costs required to be paid by the City of Dallas in connection with such name change.

          (d) READER TESTING. Tenant may use a portion of the Parking Lot to conduct Tenant's windshield access card reader testing or, with the written approval of Landlord, other products of Tenant, such area to be designated by Landlord from time to time in its sole discretion, but which shall, in all events, be of a size and configuration reasonably adequate to enable Tenant to conduct such approved testing procedures, and any parking spaces used in connection therewith shall be part of the parking spaces allocated to Tenant under Exhibit E. In conducting such testing, (1) Tenant shall not in any way
      ---------
unreasonably interfere with the rights of other tenants of the Building, and (2) Tenant shall conduct such testing in a safe and orderly manner in accordance with all Laws and Landlord's rules and regulations therefor reasonably promulgated for the care and safety of the Parking Lot or any users thereof. Landlord may terminate Tenant's right to conduct such testing in the Parking Lot if Landlord, in its reasonable discretion, determines that such use unreasonably interferes with the use of the Parking Lot by other tenants or creates an unsafe condition in the Parking Lot and if Tenant fails to remedy the interference or unsafe condition within a reasonable time after written notice from Landlord. The area being used by Tenant for such testing shall be deemed to be under Tenant's control during such use by Tenant, and Tenant shall defend, indemnify and hold harmless Landlord for all Losses arising therein or occurring in connection therewith, INCLUDING THOSE ARISING FROM LANDLORD'S NEGLIGENCE.
                      --------------------------------------------------

          (e)    JANITORIAL SERVICES.  Tenant may, at its election, hire a
                 -------------------
janitorial contractor to provide janitorial services to the Premises by delivering at least 45-day's prior written notice thereof to Landlord. such contract must be reasonably acceptable to Landlord and shall provide for services at least equal to Building-standard services. The janitorial contractor must be reasonably acceptable to Landlord and must deliver to Landlord such insurance as Landlord may reasonably request naming Landlord and its agents as additional insured parties. If Tenant engages a janitorial contractor to provide janitorial services to the Premises, then (until such time as Landlord again, at Tenant's request, provides janitorial services to the Premises) the portion of the Basic Cost allocable to the janitorial services previously performed in the Premises shall not be included as a Basic Cost.

          (f)  security SYSTEM. Landlord will, at Tenant's request, exclusively
               ---------------
contract with Tenant or its contractors or subcontractors to install Cardkey Systems, Inc.'s security system in the Building (including the Premises and for other tenants of the Building), provided that such equipment and contract are available at comparable costs for similar card access security systems. Tenant shall provide to Landlord all access devices to enable Landlord to enter into the Premises, other than the Secure Areas, including, without limitation, all codes, access cards, and keys.

          (g)  HAZARDOUS MATERIALS. Landlord represents and warrants that to the
               -------------------
best of its knowledge there is no hazardous material or other environmental contamination in, on or under the Land or the Building

          (h)  CONFIDENTIALITY. Tenant shall keep the terms and provisions of
               -----------------
this Lease confidential, provided that Tenant may reveal the terms and provisions of this Lease to its employees, representatives, agents, consultants, attorneys, accountants, prospective or permitted assignees or sublessees, governmental agencies and other persons to whom Tenant is required to disclose such information pursuant to provisions of any applicable Law. or the order of a court.

          (i) GENERATOR. Tenant may install, operate, and maintain one
              ---------
emergency backup generator and uninterrupted power system (the "GENERATOR") at a
                                                                ---------
location (subject to the conditions set forth below) mutually agreed to by Tenant and Landlord, provided that the installation, maintenance, use, and operation thereof complies with all Laws, and Tenant receives all approvals, consents, and permits required by Law before the installation, maintenance, use, and operation thereof. Before beginning the installation of the Generator, Tenant shall deliver to Landlord final plans and specifications therefor prepared by an engineer reasonably approved by Landlord and setting forth in detail the design, location, size, and method of installation (including, without limitation, separation walls and ventilation system) for Landlord's review and approval, together with evidence reasonably satisfactory to Landlord that all Laws have been satisfied. Landlord's approval of any such plans and specifications shall not constitute a representation or warranty by Landlord that such plans and specifications comply with the Law; such compliance shall be the sole responsibility of Tenant. The Generator shall be installed on a concrete pad no less than six inches thick and separated from the floor by a suitable buffer (as reasonably determined by Landlord's engineer) and enclosed in chain-link fencing from floor to ceiling in a manner which is readily removable in case of emergency. Additionally, the generator model, size and weight shall be subject in all respects to Landlord's prior written approval, not to be unreasonably withheld. Upon approval of the plans and specifications therefor and the size and location thereof, Tenant may install the Generator provided that such work is coordinated with Landlord and is performed in a good and workmanlike manner, in accordance with all Laws and the plans and specifications therefor and in a manner so as not to damage the Building or materially interfere with the use of any portion thereof while such installation is taking place (which may require that Tenant perform such work after normal business hours); thereafter, Tenant shall use, maintain, and operate the Generator in a good, clean, and safe condition and in accordance with all Laws. Tenant shall repair all damage caused by the installation, use, maintenance, operation, or removal of the Generator and, upon its removal, restore the portion of the Building or the Land where it was located to its condition immediately before the installation thereof (ordinary wear and tear excepted). If Tenant fails to do so within five days after Landlord's request (subject to extension if such repair and restoration cannot reasonably be completed within such five-day period so long as Tenant commences such work within FIVE days and diligently prosecutes the same to completion), Landlord may perform such work and Tenant shall pay to Landlord all reasonable costs incurred in connection therewith within 30 days after Landlord's written request therefor. Tenant shall properly fuel and immediately remove from the area surrounding the Generator any spills or other leaks of fluid from the Generator. Additionally, Tenant shall ensure that (1) the Generator is properly exhausted at all times so no odors emanate therefrom and (2) all of Tenant's exhaust pipes extend to the full height of Landlord's exhaust pylons. The Generator shall be installed, used, maintained, operated, and removed at Tenant's risk and expense and Tenant shall maintain insurance in respect thereof reasonably satisfactory to Landlord, listing Landlord, its agents and their respective affiliates, as additional insureds. IT IS THE INTENTION OF THE PARTIES THAT TENANT BEAR ALL RISKS RELATING TO THE INSTALLATION, USE, MAINTENANCE, OPERATION, AND REMOVAL OF THE GENERATOR; THEREFORE, TENANT SHALL DEFEND, INDEMNIFY, AND HOLD HARMLESS LANDLORD, ITS AGENTS, AND THEIR RESPECTIVE AFFILIATES FROM ALL LOSSES ARISING IN CONNECTION WITH OR RELATING TO THE INSTALLATION, MAINTENANCE, USE, OPERATION, AND REMOVAL OF THE GENERATOR, INCLUDING, WITHOUT LIMITATION, THAT ARISING FROM LANDLORD'S NEGLIGENCE. All testing of the Generator shall be performed after normal business hours and must be coordinated with Landlord.

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF, DEDUCTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IT IS AGREED THAT THIS PARAGRAPH SHALL NOT IN ANY WAY LIMIT OR IMPAIR LANDLORD'S OBLIGATIONS OR TENANT'S RIGHTS EXPRESSLY SET FORTH IN THIS LEASE.

       DATED as of the date first written above.

LANDLORD:                  ROSEMEADE OFFICE DEVELOPMENT, L.P., a Texas
                           limited partnership

                           By: Crow Family, Inc., a Texas corporation, its general partner

                                By:  /s/ Anthony W. Dona
                                   ------------------------------
                                Name:    Anthony W. Dona
                                     ----------------------------
                                Title:   Vice President
                                      ---------------------------

TENANT:                    AMTECH CORPORATION, a Texas corporation



                                By: /s/ Steve M. [illegible]
                                   ------------------------------
                                Name:   Steve M. [illegible]
                                     ----------------------------
                                Title:  Chief Financial Officer
                                      ----------------------------

                                   EXHIBIT A
                             [Outline of Premises]

                                  EXHIBIT A-1

                                     [Land]


                                     A-1-1

                                  EXHIBIT A -I
                                  ------------

                             BOUNDARY DESCRIPTION
                             --------------------

BEING a 7.921 acre tract of land out of the Moses A. Jackson Survey, Abstract
-----
No. 486 and being a portion of a tract of land deeded to Guaranty Federal Savings and Loan Association recorded in Volume 2739, Page 785, Deed Records, Collin County, Texas. Said tract also being described by metes and bounds as follows:

BEGINNING at a found 1/2 inch iron rod, located,at the intersection of the
---------
southerly right-of way line of Rosemeade Road (a 80' right-of-way) and the easterly line of a 100 foot wide Texas Power and Light Company easement-recorded in Volume 677, Page 344, D.R.C.C.T. and also being located in a nontangent curve to the left, having a delta of 27[degree] 52'14", a radius of 630.00 feet and a chord bearing and distance of South 76[degree] 44'01" East, 303.44 feet;

THENCE along said curve and following along said south line of Rosemeade Road,
------
an arc distance of 306.45 feet to a found 1/2 inch iron rod and the point of tangency of said curve;

THENCE North 89[degree] 19'52" East, continuing along said south line, for a
------
distance of 314.06 feet to a set  inch iron rod;

THENCE South 50'03'45" East, continuing along said south line, for a distance of
------
60.14 feet to a found concrete monument, located in the west right-of-way line of Dallas Tollway ( a variable width right-of-way);

THENCE South 08[degree] 22'58" East, following along the west line of said
------
Dallas Tollway, for a distance of 43.94 feet to a set 1/2 inch iron rod;

THENCE South 05[degrees] 52'11 " East, continuing along said west line, for a
------
distance of'250.17 feet to a set 1/2 inch iron rod;

THENCE South 03[degrees] 20'37" East, continuing along said west line, for a
------
distance of 163.28 feet to a set 1/2 inch iron rod;

THENCE South 89[degrees] 10'42" West, leaving said west line, for a distance of
------
707.30 feet to a found 1/2 inch iron rod, located in the east line of said T.P. and L. Easement;

THENCE North 01[degrees] 01'38" East, following along said east line, for a
------
distance of 570.14 feet to the POINT OF BEGINNING and CONTAINING 345,048 square
                               ------------------     ----------
feet or 7.921 acres of land more or less.

                                  EXHIBIT A-2

                                   [Premises]

                                  EXHIBIT A-2
                                 REFUSAL SPACE


                              [MAP APPEARS HERE]

                                 EXHIBIT A-2
                                   PREMISES


                              [MAP APPEARS HERE]

                                   EXHIBIT B

                         BUILDING RULES AND REGULATIONS
                         ------------------------------

     The following rules and regulations shall apply to the Premises, the Building, the parking garage associated therewith, the Land and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

     2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws (other than for the installation of Tenant's artwork or other decorations) shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

     4. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

     5. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landiord's prior written consent. Landlord shall fumish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

     6. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant (except to the extent attributable to the negligence or willful misconduct of Landlord or its agents, employees or contractors).

     7. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

     8. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

     9. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

     10. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord (which approval shall not be unreasonably withheld or delayed).

     11. Tenant shall not make or permit any vibration or reasonably objectionable or unpleasant noises or odors in the Building or otherwise unreasonably interfere in any way with other tenants or persons having business with them.

     12. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance (other than customary office supplies, solvents and other kitchen cleansers customarily found in office space).

     13. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

     14. No vending or dispensing machines of any kind may be maintained in any leased premises (other than in the kitchen and breakrooms within the Premises) without the prior written permission of Landlord (which approval shall not be unreasonably withheld or delayed).

     15. All mail chutes located in the Building shall be available for use by Landlord and all tenants of the Building according to the rules of the United States Postal Service.

     16. To the extent permitted by Law, smoking shall be prohibited in the Building.

                                   EXHIBIT C

                          OPERATING EXPENSE ESCALATOR
                          ---------------------------

     I Tenant shall pay an amount (per each rentable square foot in the Premises) equal to the excess ("EXCESS") from time to time of the Basic Cost per
                                ------
rentable square foot in the Building over $4.16 (the "EXPENSE STOP").  Tenant's
                                                      ------------
obligation to pay the Excess shall be prorated during any partial year during the Term. Landlord may collect such amount in a lump sum, to be due within 30 days after Landlord furnishes to Tenant the Annual Cost Statement. Alternatively, Landlord may make a good faith estimate of the Excess to be due by Tenant for any calendar year or part thereof during the Term, and, unless Landlord delivers to Tenant a revision of the estimated Excess, Tenant shall pay to Landlord, on the Commencement Date and on the first day of each calendar month thereafter, an amount equal to the estimated Excess for such calendar year or part thereof divided by the number of months in such calendar year during the Term. From time to time during any calendar year, Landlord may estimate and re-estimate (but not more frequently than once during any calendar year after the initial estimate for such year) the Excess to be due by Tenant for that calendar year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Excess payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Excess as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to paragraph 3 of this Exhibit when actual Basic Cost is available for each calendar year.

     2.   For the purposes of this Exhibit, the term "BASIC COST" shall mean all
                                                      ----------
expenses and disbursements of every kind (subject to the limitations set forth below) which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, and maintenance of the Building (including the associated parking facilities), determined in accordance with generally accepted federal income tax basis accounting principles consistently applied, including but not limited to the following:

          (a) Management fees and wages and salaries of all employees engaged in the operation, repair, replacement, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto;

          (b) All supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building;

          (c) Annual cost of all capital improvements made to the Building which although capital in nature can reasonably be expected to reduce the normal operating costs of the Building, as well as all non-structural capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion (without regard to the period over which such improvements may be depreciated or amortized for federal income tax purposes) on a straight-line basis, and which cost to be amortized shall exclude the reasonable salvage value of the item in question; however, with respect to capital improvements made to the Building to reduce operating costs, the costs thereof included in Basic Cost for a calendar year shall not exceed Landlord's estimate of the annual cost savings for such year (using good faith estimations and assumptions made when such improvement was installed, unless the actual annual cost savings exceed such estimates, in which case, such costs included in Basic Cost shall not exceed such actual savings);

          (d) Cost of all utilities, other than the cost of utilities actually reimbursable to Landlord by the Building's tenants (including Tenant under Section 7.(b) of this Lease), provided that the cost of utilities reimbursable to Landlord pursuant to operating expense pass-through provisions similar to this Exhibit C may be included in Basic Costs;
                ---------

          (e) Cost of any insurance or insurance related expense applicable to the Building and Landlord's personal property used in connection therewith;

          (f) All taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing or management districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), and the grounds, parking areas, driveways, and alleys around the Building, excluding, however, federal and state taxes on income (collectively, "TAXES"); if the present method of taxation changes so that in lieu of the whole
 -----
or any part of any Taxes levied on the Land or Building, there is levied on Landlord a capital tax directly on the rents received therefrom or a fiwchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for the purposes hereof;

          (g) Cost of repairs, replacements, and general maintenance of the building, other than repair, replacement, and general maintenance of the roof, foundation and exterior walls and other structural components of the Building; and

          (h) Cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and elevator maintenance).

There are specifically excluded from the definition of the term "Basic Cost" the following costs:

                 (1) capital improvements made to the Building, other than capital improvements described in Section 2.(c) of this Exhibit and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement and restretching of carpet in elevator lobbies, replacement of wall coverings in elevator lobbies, and restriping the Parking Lot;

          (2) alterations attributable solely to tenants of the Building (including Tenant) and costs incurred in renovating, decorating, painting or redecorating vacant space for tenants or other occupants of the Building;

          (3) interest payable by Landlord with respect to any debt of Landlord or secured by the Building and/or the Land;

          (4) amortization or other payments or charges on loans to Landlord, whether loans unsecured or secured by a deed of trust, mortgage, or otherwise on the Building and/or the Land;

          (5) depreciation of the Building or any improvements on the Land under or pertaining to the Building except as otherwise provided in this Section or Landlord's personal property;

          (6) leasing fees, commissions or brokerage commissions of any kind, including signing bonuses;

          (7) legal, auditing, consulting and professional fees (other than those legal, auditing, consulting and professional fees incurred in connection with the normal and routine maintenance and operation of the Building and/or the Land, including, without limitation, Tax contests) paid or incurred in connection with negotiations for leases, financings, refinancings, sales, acquisitions, obtaining of permits or approvals, zoning proceedings or actions, environmental permits or actions, lawsuits, further development of the Land or any extraordinary transactions, occurrences or events;

          (8) transfer, gains, inheritance, estate, gift, income, excess profits or franchise taxes or other such taxes imposed on or measured by the income of Landlord from the operation of the Building and/or the Land or the value of the Building or the Land, except as provided in Section 2.(f) of this Exhibit;

          (9) the cost incurred in performing work or furnishing services for individual tenants which work or services are in excess of work and services available to Tenant at no extra charge;

          (10) expenses (including reserves) for repair, the maintenance or replacement paid by proceeds of condemnation awards or covered by warranties, guarantees and service contracts and any costs due to Casualty (whether insured or not);

          (11) expenses incurred in leasing or procuring new tenants including advertising and marketing expenses and expenses for preparation of leases or renovating space for new tenants or costs incurred for installation of multi-tenant floor corridor configurations, rent allowances, lease, takeover costs, payment of moving costs and similar costs and expenses;

          (12) the amount of rent or other charges payable under and pursuant to any ground lease or superior lease pertaining to the Land on which the Building is located, and/or the Building or payments for air rights, licenses and easements benefitting the Building;

          (13) costs incurred which are subject to reimbursement by tenants of the Building (including Tenant) or third parties (including insurers), other than pursuant to an operating expense pass-through provision similar to this Exhibit C or Section 4 of this Lease;
---------

          (14) wages, costs and salaries associated with home office, off-site employees of Landlord other than professional services provided by such employees which would otherwise be provided by outside professionals, but only to the extent such services are included at reasonable market rates (and then only to the extent that such person's wages, costs and salaries are reasonably allocated among the Building and other buildings or properties with respect to which such person performs services);

          (15) the costs of installing, operating and maintaining an observatory, broadcasting facility, luncheon club, cafeteria, retail store, sundry shop, newsstand, concession, athletic or recreational club, fitness room, or day care center that are in excess of the normal costs attributable to providing Building standard services;

          (16) the cost of correcting latent defects and defects in base building construction for the Building or its systems or the parking areas and other common areas outside the Building, including noncompliance with Laws currently in effect;

          (17) any advertising, promotional or marketing expenses for the Building;

          (18) any cost representing an amount paid to any entity related to Landlord or the Building's manager which is in excess of the amount which would have been paid in the absence of such relationship;

          (19) payments for rented equipment, the cost of which would not be included as a Basic Cost if the equipment were purchased;

          (20) cost incurred due to violation by Landlord or any tenant of the Building of the terms of any lease or condition, covenant or Law applicable to the Land, and/or the Building, except as provided in Section 2.(c) above of this Exhibit D;
             ---------

          (21) costs of repairs, replacements or other work occasioned by the exercise by governmental authorities of the right of eminent domain;

          (22) services, items and benefits for which Tenant or any other tenant or occupant of the Building specifically reimburses Landlord (other than pursuant to a pass-through provision similar to this Exhibit or Section 4 of this Lease) or for which Tenant or any other tenant or occupant of the Building pays third persons.

          (23) penalties and interest for late payment of, including, without limitation, Taxes, insurance, equipment leases and other past due amounts,

          (24) costs incurred in removing the property of former tenants or other occupants of the Building;

          (25) salaries or other compensation or benefits paid to employees above the grade of building manager (including, without limitation, profit sharing, bonuses and 401(k) savings plans);

          (26) costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building;

          (27) the cost of any disputes (other than Tax disputes and those which generally benefit the tenants of the Building) including, without limitation, legal fees, between Landlord, any employee or agency of Landlord, or any mortgagees or ground lessors of Landlord.

          (28) costs and disbursements relating to or arising in any way, directly or indirectly, from the handling, removal, treatment, disposal or replacement of asbestos, asbestos containing materials or other hazardous materials in the Building or otherwise complying with environmental Laws,

          (29) any cost of acquiring, maintaining (other than routine cleaning), and restoring objects of art;

          (30) costs of constructing leasehold improvements to rentable areas of the Building, whether for Tenant or any other tenant;

          (31) costs of initially constructing the Building and other improvements on the Land and the costs of constructing additions to the Building or new buildings on the Land or the Project, or otherwise further developing the Land or the Project;

          (32) discounts received by Landlord;

          (33) Landlord's general overhead and general administrative expenses;

          (34) cost of electricity paid by Tenant pursuant to Section 4 of the Lease;

          (35) any compensation paid to clerks, tenants or other persons in commercial concessions operated by Landlord in any parking garage associated with the Building, if any, and any other costs specifically incurred in connection with the operation of any such parking garage, but only to the extent revenues are received by Landlord from such parking garage to cover such costs; it being agreed that any such excess costs not covered by such revenues shall be included as Basic Costs; and

          (36) costs incurred because of an intentional tort by Landlord or its agents.

     In no event shall Landlord be entitled to be reimbursed from all tenants of the Building to cover more than its actual Basic Cost in any year. If a particular expense falls in more than one category it shall be counted only once.

     3. The Annual Cost Statement shall include a statement of Landlord's actual Basic Cost for the previous year adjusted as provided in paragraph 4 of this Exhibit. If the Annual Cost Statement reveals that Tenant paid more for Basic Cost than the actual Excess in the year for which such statement was prepared, then, at Tenant's option, Landlord shall reimburse Tenant for such excess within 30 days after delivery of the Annual Cost Statement or credit such excess to Tenant's obligation to pay future Rent for Excess(if the Term has ended, then Landlord shall reimburse Tenant such excess); likewise, if Tenant paid less than the actual Excess, then Tenant shall pay Landlord such deficiency within 30 days after delivery of the Annual Cost Statement.

     4. With respect to any calendar year or partial calendar year in which the Building is not occupied to the extent of 95% of the rentable area thereof, the Basic Cost for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of 95% of the rentable area thereof.

     5. For property tax purposes, Tenant waives all rights to protest the appraised value of the Premises or to appeal the same and all rights to receive notices of reappraisal as set forth in Sections 41.413 and 42.015 of the Texas Tax Code.

     6. For purposes of calculating Excess, the Controllable Basic Cost (defined below) for each calendar year after the year in which the Commencement Date occurs shall not increase by more than 7% over the Controllable Basic Cost for the previous calendar year on a non-cumulative basis. "CONTROLLABLE BASIC
                                                           --------------------
COSTS" shall mean all items of Basic Cost (after the gross-up adjustment
-----
provided in this Exhibit), other than costs incurred for Taxes, insurance, and utilities.

                                   EXHIBIT D

                                  WORK LETTER
                                  -----------


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     Section 1.1 DEFINITIONS. When used in this Exhibit (unless specified
                 -------------
otherwise), the following terms shall have the following meanings:

             (a) "LANDLORD'S CONSTRUCTION MANAGER" means Trammell Crow
                  -------------------------------
Dallas/Fort Worth, Ltd.

             (b) "CONTRACTOR" means the firm selected (in accordance with the
                  ----------
provisions hereinafter set forth) for the Work from the following six contractors: C. D. Henderson; Constructors and Associates; James R. Thompson; Precept Builders; Phoenix Commercial, Inc.; and Pacific Builders, Inc. (each, an ACCEPTABLE CONTRACTOR").
-------------------------

             (C) "TENANTS ARCHITECT" means Steve Waddill and Company.
                  -----------------

             (d) "TENANT'S CONSULTANT" means The Staubach Company.
                  -------------------

             (e) "TOTAL CONSTRUCTION COSTS" shall mean (1) all costs incurred in
                  ------------------------
designing and performing the Work, including, without limitation, cost of construction, labor and materials, general tenant signage, related taxes and insurance, demolition, construction and installation of leasehold improvements (subject to certain exclusions provided for herein), and (2) a construction management fee payable to Landlord's Construction Manager equal to 5% of the difference between the costs described in clause (1) less any such costs for (A) unattached furniture and components (excluding cabling, which costs shall be included in calculating the construction management fee) of Tenant's data and communication system that are unattached and free-standing and plug into outlets, (B) designing the Work, and (C) general tenant signage (other than life/safety signage).

             (f) "WORK" means all improvements to be constructed or installed in
                  ----
the Premises in accordance with the Working Drawings.


                                   ARTICLE 2
                             CONDITION OF PREMISES

     Section 2.1 BUILDING STANDARD CONDITION. After the Construction Loan is
                 ---------------------------
obtained for the Building as provided in Exhibit J, Landlord shall construct the
                                         ---------
Building so as to cause the Premises to be delivered to Tenant in the following condition (the "BUILDING STANDARD CONDITION") all at Landlord's sole expense
                ----------------------------
(and which costs shall not be a part of the Total Construction Costs):

     FLOOR:      .  Floor levelness shall be plus/minus 1/4INCH per ten lineal
     ------         feet.

     FINISHES:   .  Furr out 5/8" gypsum wall board over studs installed 16" on
     ---------      centers; all columns and shafts as required taped and
                    bedded, sanded and ready for finish, shaftwalls will have necessary 2-hr. rating.

                 . Provide ceramic tile on floors and wet walls only in the bathrooms in areas immediately adjacent water closets and urinals. Floors in lavatory areas shall be shell building concrete to receive tenant furnished carpet.

                 . Acoustical Ceiling - Provide 2' x 4' suspension grid system throughout Tenant area. Tile to be stockpiled on floor.

     CONVEYING
     SYSTEMS:    .  Minimum of two 3,500-pound passenger elevators, rated as a
     --------       minimum of 150 feet per minute, as manufactured by
                    Montgomery, Dover, etc. Elevator cab finish shall be minimum of $10,000/per cab finish. All elevators must have the ability to restrict access to Tenant floors.

     MECHANICAL
     SYSTEMS:    .  Plumbing - Two sets of men's and women's restrooms per
     -------        floor. All fixtures should be Kohler, American Standard, or equal and meet TAS provisions. One water cooler per floor. 2
                    Water heaters installed on the second floor shall serve first, second and third floors.

                 . Mechanical - Total building air conditioning capacity shall be 440 tons provided by packaged, water cooled units. First and second floors shall have two 70-ton units each. Third floor shall have two 80-ton units. The shell building cooling tower shall include 150 nominal tons of spare condenser water capacity proportionally distributed in condenser water pipe risers located in air handling unit rooms. Tenant may use up to it's proportionate share of spare cooling tower capacity if Tenant, at its cost: (1) pays a flat fee of $0.15 per rsf per year as usage fee (subject to escalation by Landlord) (2) furnishes air conditioning equipment, condenser piping taps, valves, piping, fittings, necessary pumps, insulation, sound and vibration control materials/devices, electrical, controls, supports, etc. and installing labor, and (3) pays for system rebalance by Landlord approved contractor. The Building will comply with the American Society of Heating & Refrigeration Engineers (ASHRE) ventilation standards.

                    Medium pressure air distribution ductwork shall be installed. Perimeter VAV and fan powered heating boxes shall be installed with connecting medium pressure ducts. Perimeter slot diffusers shall be installed with connecting low pressure ductwork. Interior VAV boxes shall be installed with connecting medium pressure ductwork. A minimum of 15 feet of low pressure distribution ductwork shall be installed on each interior VAV box. No interior zone diffusers nor duct taps will be installed over typical tenant space.

                 . Fire Protection - Wet pipe system based on code requirement. Heads will be fully recessed and centered on the short axis of ceiling tiles.

     ELECTRICAL: .  Light fixtures - 2x4, 2 lamp parabolic fixtures at 1/80SF.
     -----------    Provide with 10' pigtail. Provide special lighting allowance in lobby area.

                    Shell building power will include: (1) 3 watts per square foot of 120 volt, single phase power, (2) 2 watts per square foot of 480 volt, 3 phase power, and (3) reserve capacity of 5 watts per square foot available in electrical riser and main switchgear.

                    Connections to such reserve capacity will require, if Tenant elects and at its expense, riser taps, switches, electrical rough-in, panels. Each riser tap will require a meter for separate electrical metering.

                 . Building Fire Alarm, smoke detectors, exit lights and any other life safety equipment required by code.

     Section 2.2    PLANS AND DRAWINGS.
                    ------------------

             (a) DESIGN PROFESSIONALS. All plans and specifications relating to
                 --------------------
the Work shall be prepared by Tenant's Architect. Tenant's Consultant and Tenant's Architect shall be afforded access to all work in progress in the Premises. Landlord shall be solely responsible for all payments and other liabilities or obligations to, and any liens or claims asserted by, Landlord's engineers (except as provided in Section 2.2(d) of this Exhibit) and, subject to Tenant's obligation to pay Total Construction Costs in excess of the Allowance (defined below), other persons employed by, or contracted with by, Landlord in connection with the Work.

             (b) BUILDING PLANS. Concurrently with the execution hereof,
                 --------------
Landlord shall furnish to Tenant or Tenant's Architect such architectural, structural, plumbing, electrical, and mechanical drawings, specifications, schedules and other information with respect to the Building in its possession (including CADD drawings for each floor in the Building where the Premises will be located), as Tenant may reasonably require for the preparation of the Space Plans (defined below) and as may be necessary for the permits necessary to perform the Work, all of which shall be reasonably complete and accurate and shall be reissued to Tenant promptly after their completion. Preliminary architectural renderings of the Building are attached as Exhibit M to this
                                                         ---------
Lease.

             (c) PREPARATION AND APPROVAL OF SPACE PLANS. By May 1, 1997, Tenant
                 ---------------------------------------
shall submit to Landlord preliminary plans consisting of final plans and specifications reflecting the partition layout in the Premises and the Work (the "PRELIMINARY PLANS"). Within ten days after receipt of the Preliminary Plans
 -----------------
from Tenant, Landlord shall either (1) approve the Preliminary Plans by written notice to Tenant, or (2) deliver to Tenant a written list of any changes reasonably required. Failure to respond in accordance with the preceding sentence within the required ten-day period shall be deemed to constitute approval of the Preliminary Plans as submitted. Any required changes must be reasonably specific. Landlord may require changes only to the extent necessary to comply with the standards, specifications, and other requirements described in Section 2.2(e) of this Exhibit. If changes are so reasonably required, Tenant shall cause Tenant's Architect to make the required changes within ten days after receipt of the notice described in Section 2.2(c)(2) of this Exhibit and deliver to Landlord the revised Preliminary Plans for its review and approval. Landlord shall have three business days to approve or disapprove any resubmitted Preliminary Plans, and Tenant shall have two business days to correct any such resubmitted Preliminary Plans disapproved by Landlord. This process shall be repeated until the Preliminary Plans have been finally approved. Upon approval of the Preliminary Plans in accordance with this Section, the Preliminary Plans shall constitute the "APPROVED SPACE PLANS".
                      --------------------

             (d)  WORKING DRAWINGS. By June 15, 1997, Tenant shall deliver to
                  ----------------
Landlord complete, finished, and detailed architectural and engineering working drawings for the improvements ("WORKING DRAWINGS"), including, without
                                ----------------
limitation, partition layouts, reflective ceiling plans, telephone and electric outlet plans, decorating and finishing plans and schedules including dimensions and specifications for the Work, and engineering drawings for all work that will affect the Building's structural integrity or the Building's HVAC, electrical, mechanical, or plumbing systems (which engineering drawings must be prepared by an engineer reasonably acceptable to Landlord's review and approval. Landlord shall notify Tenant whether it approves of the submitted Working Drawings within ten days after Tenant's submission thereof. If Landlord disapproves of such Working Drawings, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case, Tenant shall correct the submitted Working Drawings and deliver them to Landlord for its approval within ten days after Tenant receives Landlord's notice disapproving the submitted drawings. Landlord shall have five business days to approve or disapprove any resubmitted Working Drawings, and Tenant shall have five business days to correct any such resubmitted Working Drawings disapproved by Landlord. This process shall be repeated until the Working Drawings have been finally approved. If Landlord fails to notify Tenant that it disapproves of the initial Working Drawings within ten days or any resubmitted Working Drawings within five business days after the submission thereof, then Landlord shall be deemed to have approved the Working Drawings. The installation of any of the Work shall not commence until Landlord approves or is deemed to have approved the Working Drawings as required by this Section 2.2.

          (e) STANDARDS FOR APPROVAL.  Landlord shall not unreasonably withhold
              ----------------------
its approval of the Preliminary Plans or Working Drawings (either as initially submitted by Tenant or as re-submitted in accordance with the terms hereof). Landlord's right to approve the Preliminary Plans and Working Drawings shall be limited to those matters relating to compliance with Law and the specifications and standards of the Building relating to the following matters (the "BUILDING
                                                                     ---------
SPECIFICATIONS"):
------------------

              (1) HVAC, electrical, plumbing, and other mechanical systems of the Building;
              (2)  floor loading or the structural integrity of the Building;
              (3) window treatment, signs, graphics, and other quality, appearance, or other aesthetic consideration visible outside the Premises or in the elevator lobby areas;
              (4) door height, which must be from the floor to the ceiling in the Premises; and
              (5) lighting and related fixtures that are visible from outside the Premises.

Approval by Landlord of the Preliminary Plans and Working Drawings shall not be a representation or warranty of Landlord that such drawings or the improvements described therein comply with Law, but shall merely be the consent of Landlord to the performance of the Work described therein. However, if (A) Landlord has approved the Preliminary Plans or Working Drawings and (B) (i) any item (to the extent and level of detail described in the Preliminary Plans or the Working Drawings) does not comply with the Building Specifications or (ii) any change or additional or different equipment or parts are required to comply with the Building Specifications, then any days of delay caused thereby shall not be a Tenant Delay Day and Landlord shall bear the additional cost incurred in completing the Work caused thereby (which additional costs shall not be part of the Total Construction Costs).

     Section 2.3   CONTRACTOR SELECTION.
                   --------------------

          (a) If the Working Drawings are approved by July 15, 1997, then Tenant may elect to:

              (1) have Tenant's Consultant and Landlord's Construction Manager submit to the Acceptable Contractors the Working Drawings and the Acceptable Contractors shall submit to Tenant's Consultant and Landlord's Construction Manager a detailed cost breakdown of all construction costs

     ("BID COST").  Upon receipt by Tenant's Consultant and Landlord's
       --------
     Construction Manager of the Bid Cost, Tenant's Consultant and Landlord's Construction Manager shall, within five business days of such receipt, mutually approve of such Bid Cost and select the Contractor. If Tenant's Consultant and Landlord's Construction Manager are unable to agree on the Contractor, then Tenant shall select the Contractor, provided that the Bid Cost for such selected Contractor was responsive and without unreasonable qualifications, exclusions or omissions for the entire amount of the Work. The form of contract entered into by the Contractor selected under this
     Section 2.3(a)(1) shall, at Tenant's option, provide a stipulated sum for the entire cost of the Work to be performed thereunder or provide for payment to the Contractor based on the cost of such Work plus a fee (with a guaranteed maximum price); or

              (2) have Tenant's Consultant and Landlord's Construction Manager select the Acceptable Contractor, in which case the form of contract entered into with such Contractor shall be a cost plus fee contract (with or without a guaranteed maximum price).

If the Working Drawings are finally approved after July 15, 1997, then Tenant's Consultant and Landlord's Construction Manager shall select the Contractor and the form of contract to be entered into with such Contractor shall be a cost plus fee contract (with or without a guaranteed maximum price).

          (b) It is the intention of Landlord's Construction Manager and Tenant's Consultant to cooperate with each other in keeping each other reasonably informed regarding the status of each other's (as well as Contractor's) planning, scheduling, construction and all other pertinent matters, including delivery of progress sheets or progress drawings, if available. Any information reasonably required by either party shall be provided by the other party upon request to the extent available. Without limiting the generality of the foregoing, the construction of the Work shall be done on a open-book basis and Tenant shall have access to all books and records relating thereto as well as to all Working Drawings, shop drawings and plans and specifications in connection with the Work.

          (c) Landlord shall enter into a contract with Contractor in a form mutually acceptable to Landlord, Landlord's Construction Manager, Tenant's Consultant, and Contractor for the Work, which shall comply with the provisions of Sections 2.3 (a) and 2.7 of this Exhibit and provide for, among other things, a one-year warranty for all defective Work; shall require the Contractor to maintain general commercial liability insurance of not less than a combined single limit of $5,000,000, naming Landlord, Landlord's Construction Manager, Tenant, Tenant's Consultant, and each of their respective affiliates as additional insureds; and shall provide that Contractor is responsible for daily cleanup work. Any payment or performance bonds required by Landlord in connection with the Work shall be obtained at Landlord's sole expense and shall not be a part of the "Total Construction Costs."

     Section 2.4   PERFORMANCE OF WORK.  Landlord shall cause to be constructed
                   -------------------
and performed the Work in accordance with the Working Drawings. In implementing the Work reflected in the Working Drawings, Landlord shall not knowingly violate any Laws. Unless otherwise agreed to in writing by Landlord and Tenant's Consultant, the performance of the Work shall be carried out by Contractor under the direction of Landlord's Construction Manager and Tenant's Consultant. The Landlord's Construction Manager and Tenant's Consultant will co-manage the performance of the Work. Tenant shall reasonably cooperate with Landlord's Construction Manager to promote the efficient and expeditious completion of the Work. Landlord shall apply the Allowance to the Total Construction Costs. If the Total Construction Costs exceed the Allowance, then Tenant shall pay Landlord's Construction Manager all Total Construction Costs (including labor and materials) incurred for the Work in excess of the Allowance; provided, however, that all Total Construction Costs shall be paid by Landlord from the Allowance first, and after the amount of the Allowance has been exhausted, Landlord shall have the right to submit requests for payment for the Total Construction Costs in excess of the Allowance as such costs are incurred by Landlord in connection with the construction of the Work. Tenant agrees that in the event of default of payment thereof, after written notice and ten days opportunity to cure, Landlord (in addition to all other remedies) shall have the same rights as for an Event of Default.

     Section 2.5 CHANGE ORDERS.  If there are any changes in the Work from the
                 -------------
Work as reflected in the Working Drawings, each such change must receive the prior written approval of Landlord's Construction Manager and Tenant, such approval not to be unreasonably withheld or delayed, and, in the event of any such approved change, Tenant shall, upon completion of the Work, furnish Landlord and Landlord's Construction Manager with an accurate architectural "as-built" plan of the Work as constructed, which plan shall be incorporated into this Exhibit D by this reference for all intents and purposes.
     ---------

          Section 2.6  TENANT'S REPRESENTATIVE.  Tenant designates Tenant's
                       ------------------------
Consultant as Tenant's representative in connection with the Work and Landlord's Construction Manager may rely on instructions and approvals given by Tenant's Consultant in connection with the Work; however, all change orders must be signed by Tenant. Tenant's Consultant shall have complete access to all parts of the Work at all times to observe and inspect it to be sure that the construction complies with the approved Working Drawings. Tenant's Consultant will be available to interpret the approved Working Drawings, prepare change orders and otherwise assist in expediting construction so long as same are communicated through Landlord's Construction Manager. If Tenant's Consultant observes any defects in the materials or workmanship or if the construction otherwise is not in accordance with the approved Working Drawings (a "DEFECT"), Tenant's
                                                     ------
Consultant will promptly notify Contractor and Landlord's Construction Manager in writing as to such Defects and Landlord's Construction Manager shall cause the Defects to be promptly corrected; however, Tenant's Consultant's failure to disclose a Defect shall not relieve Landlord of its obligation to correct the Defect.

     Section 2.7 CONSTRUCTION CONTRACT.  Unless otherwise agreed by Landlord and
                 ---------------------
Tenant, the construction contract shall: (a) separately state and account for the costs and any associated fee for installation or construction of trade categories, (b) provide that both Landlord and Tenant shall have the right to approve any subcontractor, (c) no disbursements shall be made without the prior approval of Landlord's Construction Manager and Tenant's Consultant, (d) require competitive bids for all subcontract work, (d) provide a schedule and sequence of construction activities and completion reasonably acceptable to Tenant and Landlord's Construction Manager, (e) provide for liquidated damages reasonably acceptable to Landlord and Tenant for Contractor's failure to timely complete the Work in accordance with the approved Working Drawings, and (f) be collaterally assignable to Landlord's Mortgagees.

     Section 2.8 SUBSTANTIALLY COMPLETED CONDITION.  "SUBSTANTIALLY COMPLETED
                 ----------------------------------  ------------------------
CONDITION" means the date on which all of the following conditions have been
---------
met:

          (a) A certificate of occupancy has been issued by the appropriate governmental entity permitting Tenant's use of the Premises. If a temporary certificate of occupancy is issued, Landlord shall be responsible for obtaining a permanent certificate of occupancy as soon as reasonably possible; provided, however, that the condition in this subparagraph (a) shall not be deemed satisfied unless the temporary certificate of occupancy permits lawful use and occupancy of the Premises by Tenant for its contemplated use;

          (b) The Work has been substantially completed in accordance with the Working Drawings, notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment, or decoration remain to be performed, the non-completion of which does not materially interfere with Tenant's use of the Premises or the conduct of its normal business and so as to permit Tenant to move into the Premises and install its furniture, fixtures, machinery and equipment therein,

          (c) All Building fire alarms, fire sprinklers, smoke detectors, exit lights, life safety equipment, and other building code requirements are installed and operational;

          (d) The Building's elevators, HVAC, utilities, plumbing services and doors and hardware to the Premises are installed and in good working order: and

          (e) The Parking Lot is reasonably accessible to and usable by Tenant.

     Section 2.9   WARRANTY.  Landlord shall warrant the Work will be free of
                   --------
defects for a period of one year after Substantial Completion, provided that Tenant delivers to Landlord written notice of any defective Work within one year after Substantial Completion; however this warranty shall not apply to defects relating to the defects in design of items which were designed by Tenant or Tenant's Architect. Landlord hereby assigns to Tenant all assignable warranties relating to the Work; such assignment shall be effective one year and one day after Substantial Completion and provided that no Event of Default occurs. If an Event of Default occurs, such assignment shall be ineffective and Landlord shall have the sole right to enforce the obligations of the party providing the warranty in question.

     Section 2.10  PUNCH-LIST ITEMS.  After the work has been substantially
                   ----------------
completed, Landlord's Construction Manager and Tenant's Architect shall conduct a walk-through of the Premises and Tenant's Architect shall specify any punch-list items that need to be corrected. Landlord shall complete the punch-list items within 30 days after such inspection (provided, however, that if such completion reasonably requires longer than 30 days, Landlord shall have such longer period of time as is reasonably necessary to complete such punchlist item so long as Landlord commences the corrective work within such 30-day period and diligently prosecutes same to completion).

     Section 2.11  USE OF BUILDING FACILITIES.  Neither Tenant, Contractor nor
                   --------------------------
any subcontractor shall be charged for use of the utilities or the use of freight elevators (except any costs for extraordinary usage, e.g., moving materials on top of elevator cabs) in connection with the Work and such charges shall not constitute a part of the "Total Construction Costs."

     Section 2.12 TENANT DELAY DAYS.  "TENANT DELAY DAYS" shall mean the number
                  -----------------   ------------------
of days of delay in obtaining Substantially Completed Condition caused by (a) Tenant's failure to timely provide acceptable Preliminary Plans by May 1, 1997, or acceptable Working Drawings by June 15, 1997, unless such failure occurred because Landlord unreasonably withheld its approval thereof, because Landlord failed timely to provide requested information under Section 2.2(b) of this Exhibit, or because Landlord failed to provide reasonably complete and accurate requested information under Section 2.2(b) of this Exhibit, (b) changes in the Preliminary Plans or the Working Drawings after final approval by Tenant and the Landlord's Construction Manager, other than those caused by Landlord's failure to provide reasonably accurate and complete requested information under Section 2.2(b) of this Exhibit, (c) Tenant's disapproval or failure to approve the selection of the Contractor for the Work by July 15, 1997, (d) any specification by Tenant of materials or installations which are not readily available, provided that Landlord notifies Tenant thereof within two business days after Landlord's discovery thereof and Tenant nevertheless insists upon using the materials or installations in question rather than reasonably acceptable substitutes therefor proposed by Landlord, and (e) the action or inaction of Tenant or its agents or contractors, provided that Landlord's Construction Manager shall notify Tenant in writing of delays caused by Tenant's or its agent's or contractor's action or inaction within one business day after the discovery thereof. Landlord shall deliver written notice to Tenant within three (or, in the case of clause (e), one) business days after Landlord becomes aware of the occurrence of any event which would cause any Force Majeure Delay Days or Tenant Delay Days.


                                   ARTICLE 3
                               ALLOWANCES: OFFSET
                               ------------------

     Section 3.1 ALLOWANCES.  Landlord shall provide to Tenant an allowance (the
                 ----------
"ALLOWANCE") of $28.50 per rentable square foot in the initial Premises.  The
------------
Allowance may be applied toward the following expenses (collectively, the

"PERMITTED EXPENSES"), without duplication of costs: Total Construction Costs
---------------------
and Moving Costs (defined below).  "MOVING COSTS" shall equal the actual, out-
                                   --------------
of-pocket costs incurred by Tenant in connection with moving to the Premises including, without limitation, new stationery and business cards; disassembly, installation, and acquisition of new and used furniture, fixtures, and equipment (including telephone and data cabling and equipment); disposal of materials (whether currently existing or accumulated during Tenant's move); labor, supervision, and other services employed to move Tenant to the Premises (including, without limitation, security services and elevator services); and items purchased or leased to move Tenant's and its employees' property to the Premises. However, a minimum of $24.00 per rentable square foot must be applied towards improvements to the Premises. The Allowance shall be disbursed in accordance with the Construction Contract and Section 2.4 of this Exhibit D,
                                                                  ---------
however, Tenant shall be entitled to receive (a) up to the product of $ 1.00 and the number of rentable square feet in the initial Premises upon the closing and funding of the construction loan for the Building; and (b) up to the product of $1.00 and the number of rentable square feet in the initial Premises on or before 60 days after such date. The balance shall be paid as costs are incurred by Tenant upon submission of payment requests from Tenant. Additionally, Tenant may require Landlord to make payments to Tenant's vendors and contractors (i.e. architect consultants, and engineers) or directly to Tenant upon Tenant's presentation of appropriate invoices.

     Section 3.2 OFFSET.  If the entire Allowance is more than the Permitted
                 ------
Expenses, then Tenant may offset from its obligation to pay Basic Rental an amount equal to the product of (a) the positive difference obtained by subtracting the Permitted Expenses from the Allowance and (b) 50%. If Landlord wrongfully fails to provide to Tenant the Allowance as provided in this Lease, after ten business days prior written notice thereof to Landlord, Tenant may offset from its obligation to pay Basic Rental an amount equal to that portion of the Allowance which was wrongfully withheld. Such offsets shall be applied to Basic Rental as it becomes due.


                                   ARTICLE 4
                               TENANT'S OCCUPANCY
                               ------------------

      Section 4.1

          (a)  PRE-OCCUPANCY PERIOD.  In connection with the installation of
               --------------------
the Work, Tenant shall be entitled to enter upon the Premises during a mutually agreed upon period during the period of construction of the Work ("PRE-OCCUPANCY
                                                                   -------------
PERIOD") for purposes of Tenant's installation of its telephone equipment,
------
computer equipment and associated cabling, modular furniture systems, and any and all other equipment and fixtures to be installed by Tenant in the Premises. In addition, Landlord shall give Tenant notice at least two weeks prior to the full enclosure of the Exterior of the Building, and Tenant may, at its sole cost and liability, move and install certain of Tenant's fixtures into the Premises which are reasonably approved by Landlord (the "MAJOR FIXTURES").
                                                --------------
Notwithstanding anything to the contrary, (1) Tenant shall be solely liable for the Major Fixtures and any damage, destruction, or theft relating thereto, (2) Tenant shall maintain sufficient insurance covering any damage, destruction or theft to the Major Fixtures, (3) Tenant shall pay all costs relating to moving and installing the Major Fixtures into the Premises and storing, packaging or otherwise protecting the Major Fixtures prior to the Commencement Date, and (4) Tenant shall defend, indemnify, and hold harmless Landlord from all Losses relating to the Major Fixtures,
INCLUDING THOSE ARISING FROM LANDLORD'S NEGLIGENCE. Tenant shall be entitled to
-----------------------------------------------------
enter upon the Premises during the Pre-Occupancy Period provided that such entry does not interfere with the Work and further provided that such entry is complementary to the work of the Contractor constructing the Work. If Landlord reasonably determines such entry by Tenant or the installation or storage of the Major Fixtures interfere with the performance of the Work, then Landlord may terminate Tenant's early entry right under this Section 4.1 by delivering to Tenant written notice thereof.

          (b) MOVE-IN.  Tenant shall be permitted, subject to the reasonable
              -------
approval of Landlord with respect to Tenant's move in schedule, to move into each floor of the Premises after normal business hours, over a two week period prior to the Commencement Date.

          (c) TERMS AND CONDITIONS. All such entries under this Section 4.1
              --------------------
shall be on the terms and conditions of the Lease; however, Tenant shall not be required to pay Landlord Basic Rental or any amounts in respect of Excess or Electrical Costs before the Commencement Date. Tenant shall be required to deliver certificates of insurance required under Section 11.(b) of this Lease to Landlord prior to any such entry.

                                   EXHIBIT E

                                    PARKING
                                    -------
     Tenant shall be permitted to use undesignated (except as provided below) vehicular parking spaces in the surface parking lot associated with the Building (the "PARKING LOT") during the Term at no charge and subject to such reasonable
      -----------
terms, conditions and regulations as are from time to time charged or applicable to patrons of the Parking Lot. Landlord shall provide Tenant such parking spaces in the Parking Lot at a ratio of 1 such space per 250 rentable square feet in the Premises, which shall include 12 designated vehicular parking spaces in the Parking Lot marked "Amtech Visitor", in a location to be mutually agreed upon by Landlord and Tenant within 30 days from the execution hereof.

     If, during the Term, Landlord elects, at its sole discretion, to construct a covered parking facility (the "PARKING FACILITY") to be used in connection
                                 ----------------
with the Building, Tenant shall have the option to utilize parking in such facility with other tenants of the Building at the same ratio as the parking space per rentable square foot ratio as is generally afforded other tenants of the Building, and subject to such terms, conditions and regulations as are from time to time charged or applicable to patrons of such facility. If the Parking Facility reduces the number of spaces that Tenant is permitted to use on the Parking Lot pursuant to the previous paragraph, then Tenant shall have the right to use the same number and type of vehicular parking spaces in such covered parking facility as such number of spaces in the Parking Lot which were previously used by Tenant but which were eliminated in connection with the construction of the Parking Facility, at no charge to Tenant.

                                   EXHIBIT F

                          RIGHT OF FIRST OPPORTUNITY
                          --------------------------

     1.   The following terms shall have the following meanings:

          (a) "ACTIVE LEASE NEGOTIATIONS" shall mean a prospective or existing
               --------------------------
tenant is engaged in active dialogue regarding the terms for the leasing of the space in question.

          (b) "AVAILABLE SPACE" shall mean all rentable space in the Building
               ---------------
               (thus, excluding common areas), which is not Encumbered Space.

          (c) "ENCUMBERED SPACE" shall mean space being used by Landlord or the
               ----------------
Building's manager, or is subject to a lease, option to lease, preferential right to lease (i.e., right of refusal, right of opportunity, or right of first offer), Letter of Intent, or otherwise encumbered and is not subject to Active Lease Negotiations (provided, however, that upon the cessation of such use by Landlord or the Building's manager, or the lapse, expiration, or termination of any such lease, option to lease, preferential rights to lease or other encumbrance, or the expiration or termination of a Letter of Intent unless a lease is entered into between the parties thereto or their affiliates, such space shall no longer be a part of the Encumbered Space, but shall instead be a part of the Available Space).

          (d) "LETTER OF INTENT" shall mean a writing signed by Landlord and
               ----------------
another person setting forth some of the terms and conditions upon which Landlord and such other person would be willing to enter a lease for space in the Building, which writing may be non-binding and subject to the execution of a Lease.

     2. From time to time during the Term (but not more frequently than once every six months), Tenant may deliver written notice to Landlord requesting that Landlord specify the then Available Space (a "REQUEST NOTICE"). Within ten days
                                              --------------
after delivery of the Request Notice, Landlord shall deliver to Tenant written notice specifying (a) the dien-existing Available Space, (b) the location thereof (each such notice is herein called a "DESIGNATION NOTICE") and (c) which
                                              ------------------
space in the Building is not Available Space solely because it is subject to Active Lease Negotiations. Tenant may elect to lease the Available Space specified in the Designation Notice in question or portion thereof ("ELIGIBLE
                                                                     --------
AVAILABLE SPACE"), provided that the Eligible Available Space on each floor
---------------
elected to be leased by Tenant consists of all of the Eligible Available Space on such floor or a contiguous block of space containing at least 5,000 rentable square feet on such floor, and, if all of the Available Space on such floor is not leased by Tenant, the remaining Available Space on such floor must be in Marketable Condition. "MARKETABLE CONDITION" means such space is reasonably
                        --------------------
configured such that it may be reasonably leased for office use and has reasonable window exposure, access to elevators and corridor exposure. Such election shall be made, if at all, by delivering to Landlord written notice thereof (an "AVAILABLE SPACE EXERCISE NOTICE) specifying the Eligible Available
             -------------------------------
Space that Tenant desires to lease (the "SELECTED AVAILABLE SPACE") within 30
                                         ------------------------
days after the Designation Notice is delivered to Tenant (time is of the essence with respect to the delivery thereof); however, such election must be made first as to the Eligible Available Space that is contiguous to the Premises and, unless Landlord otherwise agrees, then as to space that is closest in proximity to the Premises. If, however, any Eligible Available Space becomes subject to Active Lease Negotiations before Tenant timely elects to lease such space, then such space shall cease to be Eligible Available Space. If there is any space that is not Eligible Available Space solely because it is subject to Active Lease Negotiations, then Tenant may designate all of such space subject to such Active Lease Negotiations as "DESIRED SPACE" by delivering to Landlord written
                              --------------
notice thereof. If Tenant designates Desired Space, then such space shall become Selected Available Space unless Landlord enters into a Letter of Intent or lease with the person with whom the Active Lease Negotiations are being conducted within 45 days after Landlord's receipt of Tenant's notice designating such space as Desired Space.

     Tenant shall lease such Selected Available Space on the terms and conditions of this Lease, except the economic terms shall be the Prevailing Market Conditions, and Landlord shall not be required to perform any work therein or provide any allowances or other tenant inducements therefor, except as provided in the Prevailing Market Conditions. Landlord shall tender possession of the Selected Available Space in an "AS-IS" condition, unless such space was not previously occupied, in which case it shall be delivered in an "AS-IS" but Building Standard Condition, within 30 days after Tenant delivers to Landlord the Available Space Exercise Notice or, in the case of Desired Space, within 30 days after such space becomes Selected Available Space. Tenant shall begin paying Basic Rental and Tenant's share of Excess and Electrical Costs for such space by the earlier of (a) the date Tenant begins conducting business in the Selected Available Space or (b) the date on which such space would have been delivered by Landlord to Tenant in Substantially Completed Condition but for Tenant Delay Days.

     3. Tenant's rights under this Exhibit shall terminate if this Lease or Tenant's right to possession of the Premises is terminated. Tenant may not assign its right to exercise this option, other than to a Permitted Transferee which is occupying the entire Premises.

     4.  Tenant may not exercise its rights hereunder to lease Available Space
(a) if an Event of Default exists, (b) with a view to effecting or facilitating a Transfer of Available Space or of the Premises (other than to a Permitted Transferee), or (c) if Tenant and/or its affiliates are not then occupying at least one full floor in the Premises.

                                   EXHIBIT G

                               EXTENSION OPTION
                               ----------------

     Provided no Event of Default exists, Tenant may renew this Lease as to all or a portion of the then-leased Premises (provided that if the renewal of this Lease is exercised as to only a portion of the Premises, then such portion must contain at least 25,000 rentable square feet; and such portion of the Premises must be located on a single floor of the Building, unless the number of rentable square feet in such portion exceeds the size of a single floor of the Building, in which case such portion of the Premises must be a contiguous block of space consisting of full floor(s) and space on one floor in the Building on which Tenant is not leasing the entire rentable area thereof) for two additional periods of one, two, three, four, or five years (or such other term as may be permitted under Exhibit H) on the same terms provided in this Lease (except as
                ---------
set forth below), by delivering written notice of the exercise thereof to Landlord (an "EXTENSION NOTICE") not later than 9 months before the expiration
              ----------------
of the Term, which notice must specify (i) the portion of the Premises as to which this option is exercised and (ii) the duration of the extended Term; however, if this option is not exercised as to all of the Premises on a floor, then the portion of the Premises as to which this option is not exercised must be in Marketable Condition and Tenant shall pay all costs necessary to separate the Premises as to which this option is exercised from the other portions of the Premises and, if Tenant previously leased all of the rentable area on a floor in which such Premises is located, the cost of converting such floor to a multi-tenant floor. On or before the commencement date of the extended Term in question, Landlord and Tenant shall execute an amendment to this Lease extending the Term as to the portion of the Premises in question on the same terms provided in this Lease, except as follows:

          (a) the Basic Rental payable for each month during each such extended Term shall be the Prevailing Market Conditions (as determined in accordance with Exhibit I) for such extended Term;
          ---------
          (b) the amendment shall specify the portion of the Premises as to which this option is exercised;

          (c) Tenant shall have no further renewal options unless expressly granted by Landlord in writing or provided for in this Exhibit G; and
                                                            ---------

          (d) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements, except as may be required in connection with the Prevailing Market Conditions.

     Tenant's rights under this Exhibit shall terminate if (1) this Lease or Tenant's right to possession of the Premises is terminated, or (2) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof. Tenant may not assign its rights under this Exhibit to any assignee or subtenant other than to a Permitted Transferee of the entire Premises.

                                   EXHIBIT H


                            RIGHT OF FIRST REFUSAL
                            ----------------------

     1. If Landlord receives a bona fide offer from a third party, as evidenced by a term sheet or non-binding letter of intent (a "THIRD PARTY OFFER" to lease
                                                    -----------------
the space designated on Exhibit A-2 as the "REFUSAL SPACE" (herein so called)
                        -----------        ---------------
and Landlord is willing to accept the terms of such Third Party Offer, or if Landlord makes a Third Party Offer to the third party for the Refusal Space, which offer the third party is willing to accept, Landlord shall offer to lease to Tenant the Refusal Space on the same terms and conditions as the Third Party Offer; such offer shall be in writing, specify the rent to be paid for the Refusal Space, contain all material terms and conditions of the Third Party Offer and the date on which the Refusal Space shall be included in the Premises (the "OFFER NOTICE"). Tenant shall notify Landlord in writing whether Tenant
      ------------
elects to lease the entire portion of the Refusal Space subject to the Third Party Offer on the same terms and conditions as the Third Party Offer in the Offer Notice, within five business days after Landlord delivers to Tenant the Offer Notice. If Tenant elects to lease the Refusal Space by delivering to Landlord written notice thereof within such five-business-day period (an "ACCEPTANCE NOTICE"), then Landlord and Tenant shall execute an amendment to
 ------------
this Lease, effective as of the date the Refusal Space is to be included in the Premises, on the same terms as this Lease except (a) the Basic Rental shall be the amount specified in the Offer Notice, (b) the term for the Refusal Space shall be the longer of (1) the term specified in the Offer Notice or (2) five years, (c) Tenant shall lease the Refusal Space in an "AS-IS" condition, Landlord shall not be required to perform any work therein, and Landlord shall not provide to Tenant any allowances other than those contained in the Third Party Offer (e.g., moving allowance, construction allowance, and the like), if any, and (d) other terms set forth in the Lease which are inconsistent with the terms of the Offer Notice shall be modified accordingly for the Refusal Space. Notwithstanding the foregoing, if the Offer Notice includes space in excess of the Refusal Space, Tenant must exercise its right hereunder, if at all, as to all of the space contained in the Offer Notice. If Tenant fails or is unable to timely exercise its right hereunder, then such right shall lapse, time being of the essence with respect to the exercise thereof, and Landlord may lease the Refusal Space to third parties on substantially the same terms as set forth in the Offer Notice (provided, however, that if Landlord has not entered into a lease for the Refusal Space, upon substantially the same terms as set forth in the Offer Notice, within 180 days after the date on which Tenant has elected not to exercise its right of first refusal hereunder, Landlord shall again comply with the provisions of this Exhibit with respect to the Refusal Space before leasing same to any third party). Tenant may not exercise its rights under this
Exhibit if an Event of Default exists or Tenant is not then occupying the entire Premises. For purposes hereof, if an Offer Notice is delivered for less than all of the Refusal Space but such notice provides for an expansion, right of first refusal, or other preferential right to lease some of the remaining portion of the Refusal Space, then if Landlord enters into a lease with the third party in question upon terms that are substantially the same as the terms set forth in the Offer Notice (in accordance with the terms hereof) such remaining portion of the Refusal Space shall thereafter be excluded from the provisions of this Exhibit. It is the intention of the parties that the right of first refusal granted to Tenant under this Exhibit H is an ongoing right of
                                              ---------
first refusal. Consequently, if Landlord enters into a lease with a third party with regard to the Refusal Space, in accordance with the terms hereof, and such lease with the third party subsequently terminates or expires, or the third party's right of possession is terminated the space covered by such lease shall again become subject to Tenant's right of first refusal in accordance with the terms hereof. In addition, it is agreed that if the Offer Notice relates to less than all of the Refusal Space shown on Exhibit A-2 attached and made a part
                                       -----------
hereof, then Tenant's right of first refusal with respect to the remaining Refusal Space designated on Exhibit A-2 shall not be affected.
                            -----------

     2. If the lease term of the Refusal Space would extend beyond the then-effective Term for the Premises (that is, the initial Term or the first extended Term, as applicable, but not the second extended Term), then the expiration date of the then-effective Term may, at Tenant's option, by written notice to Landlord, be extended such that it is the same as the lease term expiration date for the Refusal Space and the Basic Rental rate for the Premises (excluding the Refusal Space) during such extended Term shall equal the annual Basic Rental rate for the Premises determined by Prevailing Market Conditions taking into account that no allowances will be paid, and no leasehold improvements will be made in the Premises (excluding the Refusal Space), by Landlord for such extended Term. Each extension exercised by Tenant under this Section 2 shall reduce the number of extension options that may be exercised by Tenant under Exhibit G.
---------

     3. Tenant's rights under this Exhibit shall terminate if (a) this Lease or Tenant's right to possession of the Premises is terminated, (b) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises other than to a Permitted Transferee, or (c) Tenant fails timely to exercise its option as to any portion of the Refusal Space.

                                   EXHIBIT I

                          PREVAILING MARKET CONDITIONS
                          ----------------------------


     The "PREVAILING MARKET CONDITIONS" shall mean the base rental rate,
          ----------------------------
expense stop, operating expense pass-through, and tenant inducements in Comparable Buildings for the time period such determination is being made for office space of equivalent quality, size, utility, and location as the space in question (taking into account all relevant factors, including, without limitation, the creditworthiness of Tenant, the length of the extended Term in question, the term for such additional space, the age of the Building, and the fair market value of the improvements in such space that Tenant elects to use), as determined using leases entered into for comparable space in Comparable Buildings under similar circumstances during the period six months before the determination date in question, recent letters of intent for comparable space in Comparable Buildings under similar circumstances and other relevant information. "EXERCISE NOTICE" shall mean an Extension Notice, an Available Space Exercise
 ---------------
Notice, or, if the then-effective Term is extended in connection with the leasing of Refusal Space pursuant thereto, an Acceptance Notice. Within 30 days after Landlord has received an Exercise Notice, Landlord shall deliver to Tenant Landlord's assessment of the Prevailing Market Conditions for the extended Tenn or space in question (the "LANDLORD'S ASSESSMENT"); however, in the case of an
                           ---------------------
extension, the delivery of Landlord's Assessment may be deferred until nine months before the then-effective Term expires. Tenant shall notify Landlord whether it agrees with the Landlord's Assessment within 30 days after it is delivered to Tenant. If Tenant fails timely to notify Landlord that it disagrees with the Landlord's Assessment, then the Landlord's Assessment shall be the Prevailing Market Conditions for the extended Term or space in question. If Tenant timely delivers to Landlord written notice that it disagrees with the Landlord's Assessment for the extended Term or space in question (an "OBJECTION
                                                                      ---------
NOTICE), then the Objection Notice shall specify Tenant's assessment of the
------
Prevailing Market Conditions for the space or extended Term in question ("TENANT'S ASSESSMENT"), and Landlord and Tenant shall meet to attempt to
  -------------------
determine the Prevailing Market Conditions for such extended Term or space; if they are unable to agree on such Prevailing Market Conditions within 15 days after Tenant delivers to Landlord an Objection Notice, then Landlord and Tenant shall, within ten days after such 15-day period expires, jointly appoint an independent real estate broker or consultant (an "ARBITRATOR") with at least
                                                  ----------
ten-years' commercial real estate experience in the vicinity of the Building and submit to the Arbitrator their respective assessments of the Prevailing Market Conditions for such extended Term or space, together with the supporting data that was used to calculate such assessments. If Landlord and Tenant are unable to agree upon an Arbitrator, then either may request that the Dallas office of the American Arbitration Association select the Arbitrator, which selection shall be binding. Within 20 days after the selection of an Arbitrator, the Arbitrator shall select the assessment which is closest to his determination of the Prevailing Market Conditions for the extended Term or space, which assessment shall be the Prevailing Market Conditions for such extended Term or space. The Arbitrator's determination shall be binding on Landlord and Tenant. The cost of such Arbitrator shall be paid by the party whose assessment was not selected.

     If Tenant has exercised the right to lease additional space or extend the Term and the Prevailing Market Conditions therefor have not been determined by the time Basic Rental for such space or extended Term is scheduled to begin, then Tenant shall pay Rent for such space or the extended Term on the terms in effect under this Lease immediately before such space is leased or the extended Term (as the case may be) until such time as the Prevailing Market Conditions have been determined, at which time appropriate cash payments shall be made by Landlord or Tenant such that Tenant is charged and pays rent based on the Prevailing Market Condition for the space or extended Term during the interval in question.

                                   EXHIBIT J

                   ACQUISITION OF LAND AND CONSTRUCTION LOAN

     The obligations of Landlord hereunder are conditioned upon Landlord's acquiring the Land on satisfactory terms and conditions (the "Land Acquisition")
                                                              ----------------
and obtaining financing acceptable to Landlord in all respects for the construction of the Building (a "Construction Loan). Landlord shall use
                                 -----------------
reasonable and diligent efforts to close the Land Acquisition and obtain a Construction Loan. If Landlord has not acquired the Land by December 31, 1996, either Landlord or Tenant may terminate this Lease by delivering written notice thereof to the other party, whereupon neither party shall have any further duties or liabilities hereunder. If Landlord has not received a Construction Loan (i.e. the construction loan is not closed) within 90 days after the date hereof, either Landlord or Tenant may terminate this Lease by delivering written notice thereof to the other party, whereupon neither party shall have any further duties or liabilities hereunder. If Landlord obtains a Construction Loan, Landlord shall diligently construct the Building and perform the Work under Exhibit D of this Lease. If Landlord does not begin construction work for
      ---------
the Building by clearing and grading the Land by February 1, 1997, plus the number of Force Majeure Days (the "Work Termination Date"), Tenant may, as its
                                   ---------------------
sole remedy therefor, terminate this Lease by delivering a termination notice to Landlord before the earlier of (1) ten days after the Work Termination Date or
(2) the date such construction work commences.


                                      J-1

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                                   EXHIBIT K

                              JANITORIAL SCHEDULE

                          [INTENTIONALLY LEFT BLANK]

                                       40
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                        SCHEDULE OF JANITORIAL SERVICES
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A.  OFFICE AREAS

    1. Empty, clean and damp dust all waste receptacles and remove waste paper and rubbish from the premises nightly; wash receptacles as necessary.

    2. Empty and clean all ash trays, screen all sand urns nightly and supply and replace sand as necessary.

    3. Vacuum all rugs and carpeted areas in offices, lobbies and corridors nightly. Spot clean carpets as needed.

    4. Hand dust and wipe clean with damp or treated cloth all office furniture, files, fixtures, paneling, window sills and all other horizontal surfaces nightly; wash window sills when necessary.

    5.   Damp wipe and polish all glass furniture tops nightly.

    6. Remove all finger marks and smudges from vertical surfaces, Including doors, door frames, around light switches, private entrance glass and partitions nightly.

    7.   Wash clean all water coolers nightly.

    8.   Sweep all stairways nightly, vacuum if carpeted.

    9. Police all stairwells throughout the entire building daily and keep in clean condition.

    10.  Damp mop spillage in office and public areas as required.

    11.  Damp dust all telephones as necessary.

B.  WASH ROOMS

    1.   Mop, rinse and dry floors nightly.

    2.   Scrub floors weekly.

    3.   Clean all mirrors, bright work and enameled surfaces nightly.


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    4.   Wash and disinfect all basins, urinals and bowls nightly, using non-
         abrasive cleaners to remove stains and clean underside of rim on urinals and bowls nightly.

    5. Wash both sides of all toilet seats with soap and water and disinfect nightly.

    6. Damp wipe nightly, wash all partitions, tile walls and outside surface of all dispensers and receptacles.

    7. Empty and sanitize all receptacles and sanitary disposals nightly: thoroughly clean and wash at least once Der week.

    8. Fill toilet tissue, soap, towel and sanitary napkin dispensers nightly.

    9. Clean flushometers, piping, toilet seat hinges and other metal work nightly.

    10. Wash and polish all wall, partitions, tile walls and enamel surfaces from trim to floor monthly or as needed.

    11. Vacuum all louvres, ventilating grills, and dust light fixtures monthly.

NOTE: It is the intention to keep the wash rooms thoroughly cleaned and not to use a disinfectant or deodorant to kill odor. If a disinfectant is necessary, an odorless product will be used with the Manager's permission.

C.  FLOORS

    1. Ceramic tile, marble and terrazzo floors to be swept and buffed nightly and washed or scrubbed as necessary.

    2. Vinyl asbestos, asphalt, vinyl, rubber or other composition floors and bases to be swept nightly; such floors in public areas on multiple tenancy floors to be waxed and buffed as needed.

    3.  Tile floors in office areas will be waxed and buffed monthly.

    4.  All vinyl floors stripped and rewaxed as necessary.

    5.  All carpeted areas and rugs to be vacuumed clean nightly.

    6.  Detail vacuuming shall be performed as necessary.

    7. Carpet shampooing will be performed at Manager's request and billed by Manager.

D.    RAISED COMPUTER FLOORS

      1.  Dry mop and Spot clean all computer flooring nightly.

      2. Wet mop all computer flooring at least once weekly. Mopping may be performed on separate sections of the computer flooring on successive nights, as long as entire raised flooring is mopped once during each one-week period.

      3.  Buff all computer flooring monthly.

      4. Computer sub-flooring shall be cleaned annually by contractor, or as necessary.

E.    GLASS

      1. Clean glass entrance doors, adjacent glass panels, and any common area glass nightly.

F.    HIGH DUSTING (Quarterly)

      1. Dust and wipe clean all closet shelving when empty and carpet sweep or dry mop all floors in closets if such are empty.

      2.  Dust all picture frames, charts, graphs and similar wall hangings.

      3. Dust clean all vertical surfaces such as walls, partitions, doors, door bucks and other surfaces above shoulder height.

      4. Damp dust all ceiling air conditioning diffusers, wall grilles, registers and other ventilating louvers.

      5. Dust the exterior surfaces of lighting fixtures, including glass and plastic enclosures.

      6.  Dust all miniblinds.

G.    ELEVATORS

      1.  Carpets will be vacuumed daily and spot cleaned as necessary.

      2.  Exterior and interior doors and trim will be dusted nightly.

      3.  Cabinets will be dusted nightly.

     4.   Control and dispatch panels will be dusted and polished as necessary.

     5.   Elevator thresholds will be cleaned nightly.

     6.   Hardwood surfaces will be kept clean.

     7.   Telephones will be kept dust free.

     8. Garage elevators - floors will be stripped, waxed, and damp mopped as necessary. Elevator tracks are to be kept clean.

H.  GENERAL

     1. Wipe all interior metal window frames, mullions, and other unpainted interior metal surfaces of the perimeter walls of the building each time the interior of the windows is washed (as requested by the Manager).

     2. Keep slopsink rooms in a clean, neat and orderly condition at all times.

     3. Wipe clean and polish all metal hardware fixtures and other bright work nightly.

     4. Dust and/or wash all directory boards as required, remove fingerprints and smudges nightly.

     5. Maintain building lobby, corridors and other public areas in a clean condition.

     6. Dust fire extinguishers and cabinets nightly (interior and exterior); wash as necessary.

     7. All baseboards (resilient flooring and carpeted areas) will be washed and wiped clean as necessary.

     8.   Vacuum entrance mats nightly.

     9. Perform special cleaning needs of individual tenants only as authorized and directed by the Manager.

     10. Properly maintain exterior of building at ground level by ensuring that curtain wall, glass, marble, etc., is kept in a clean condition. Exterior stainless steel is to be cleaned or polished weekly.

     11.  Polish standpipes and sprinkler Siamese connections as necessary.

NOTE: Upon completion of nightly duties, floor supervisors will ensure that all offices have been cleaned and left in a neat and orderly condition; all lights have been turned off and all doors locked. Nightly condition report should be completed, noting any employees working on the floors or other incidents.

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                                   EXHIBIT L

                               [SIGN DESCRIPTION)

                               [DIAGRAM OMITTED]

                                  EXHIBIT M

                               [BUILDING PLANS]

                              [DIAGRAM OMITTED]